PAGE 1
I represent that this English language IDS Stock Market Certificate prospectus represents a fair and accurate translation of a Spanish language IDS Stock Market Certificate prospectus.



Bruce A. Kohn
Vice President and General Counsel
IDS Certificate Company

April, 1997

American Express Stock Market Certificate

Potential for stock market growth with safety of principal.

Distributor:  AMERICAN EXPRESS Financial Advisors

PAGE 3
To our certificate owners

Earn interest tied to stock market growth and maintain safety of principal with ...

The American Express Stock Market Certificate

Guaranteed principal

IDS Certificate Company (IDSC) guarantees that if you own your certificate until term end, you will get back every penny you put in your certificate. Fluctuations in the S&P 500 Index will never affect your principal.

A century of safety and stability

IDSC and its parent, American Express Financial Corporation, have never missed a payment to certificate owners since they opened for business in 1894.

The backing of quality investments

Though the certificates are not insured by the FDIC as bank deposits are, federal law requires that we back our certificates dollar-for-dollar with cash and qualified investments, valued at amortized cost. In fact, at December 31, 1996 the carrying value of our investments exceeded the required carrying value of our outstanding certificates by more than $151 million.

Choose how your money works for you

At the time you purchase an American Express Stock Market Certificate, you have the opportunity to choose to earn interest in one of two ways: 1) stock market full participation, or 2) stock market partial participation plus a minimum rate. Your stock market participation interest earnings are tied to the movement of the S&P 500 Index. They will be equal to a portion of any percentage increase in the Index as measured on the beginning and ending date of each 12-month term.

Current rates on _______, 199_.

Client may select        Minimum        S&P 500          Max. ann.
one of the following:    rate           participation    return

1) Full participation            0%     100%             10%

2) Partial participation        --       25%             10%

Interim interest rate:                                       ____%



(This brochure is not part of the prospectus.)
PAGE 4
With stock market full participation, if the S&P 500 Index doesn't increase during the term of your certificate, your principal will be secure, but you'll earn no participation interest. If you want a return regardless of market performance, you may want to choose stock market partial participation plus a minimum rate guaranteed by IDSC. That way you'll be assured of some return in addition to what you might earn with stock market participation.

The two types of interest add flexibility to your financial plan.
You have the potential to earn higher than average interest or the option of a minimum interest rate, plus safety of principal. Your maximum return over each 12-month term will be limited to a specific percentage as described in the prospectus.

After your first term, you may choose to earn a fixed rate with no stock market participation. And you can change from your fixed interest selection to again participate in the movement of the S&P 500 Index.

If an emergency arises, your money is available.

You can withdraw from your certificate, in part or in full, at any time after making your fixed interest selection, if your financial needs change. Withdrawal of principal during the term will be assessed a 2% penalty. You will also forfeit any interest earned on the amount you withdraw. However, if you select a fixed rate with no stock market participation after your first term, you can keep the interest earned on the amount you withdraw.

(This brochure is not part of the prospectus.)

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PAGE 5


(THIS PAGE LEFT INTENTIONALLY BLANK)

PAGE 6
American Express Stock Market Certificate
Prospectus
April 30, 1997

Potential for stock market growth with safety of principal.

American Express Stock Market Certificates are issued by IDS Certificate Company (the Issuer or IDSC). You can purchase this certificate with a single investment of at least $1,000 but not more than $1 million (unless you receive prior authorization from the Issuer to invest more). As long as you stay within this limit, you can make additional investments at the end of a term. Your principal is guaranteed by the Issuer. You can participate in any increase of the stock market based on the S&P 500 Index while protecting your principal. In addition, you decide whether part of your return will be guaranteed by IDSC or whether all of it will be tied to the market. You can keep your certificate for up to 14 terms.

As is the case with other investment companies, these securities have not been approved or disapproved by the securities and exchange commission or any state securities commission, nor has the securities and exchange commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

This prospectus describes terms and conditions of your American Express Stock Market Certificate. It contains facts that can help you decide if the certificate is the right investment for you.
Read the prospectus before you invest and keep it for future reference. No one has the authority to change the terms and conditions of the American Express Stock Market Certificate as described in the prospectus, or to bind the Issuer by any statement not in it.

IDS CERTIFICATE COMPANY IS NOT A BANK OR FINANCIAL INSTITUTION, AND THE SECURITIES IT OFFERS ARE NOT DEPOSITS OR OBLIGATIONS OF, BACKED OR GUARANTEED OR ENDORSED BY ANY BANK OR FINANCIAL INSTITUTION NOR ARE THEY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

Issuer:
IDS Certificate Company
Unit 557
IDS Tower 10
Minneapolis, MN  55440-0010

Distributor:
American Express Financial Advisors Inc.
IDS Tower 10
Minneapolis, MN  55440-0010

PAGE 7
Selling Agents:
American Express Bank International
American Express Tower
World Financial Center
New York, NY  10285-2300

Coutts & Co (USA) International
421 North Rodeo Drive
Penthouse 1
Beverly Hills, CA  90210-4539

PAGE 8
Where to get information about the Issuer

The Issuer is subject to the reporting requirements of the Securities Exchange Act of 1934. Reports and other information on the Issuer are filed with the Securities and Exchange Commission
(SEC) and are available on the SEC Internet web site (http://www.sec.gov). Copies can be obtained from the Public Reference Section of the SEC, 450 5th St., N.W., Room 1024, Washington, D.C. 20549, at prescribed rates. Or you can inspect and copy information in person at the SEC's Public Reference Section and at the following regional offices:

Northeast Regional Office
7 World Trade Center, Suite 1300
New York, NY  10048

Midwest Regional Office
500 West Madison St. Suite 1400
Chicago, IL  60661

Pacific Regional Office
5670 Wilshire Blvd., 11th Floor
Los Angeles, CA  90036

Initial interest and participation rates

The Issuer guarantees return of your principal. The interest on your certificate is linked to stock market performance as measured by the Standard & Poor's 500 Stock Index (S&P 500 Index) as explained under "About the certificate" below.

Here are the interest rates and market participation percentages in effect on the date of this prospectus, April 30, 1997:

Maximum           Market participation           Minimum
return            percentage                     interest

 10%                100%  (full)                 None
 10                  25   (partial)              Currently 3.00%

These rates may or may not be in effect when you apply to purchase your certificate. For your first term, if you choose the partial participation option for your certificate, your minimum interest rate will be between 2.50% and 3.50%. Rates for later terms are set at the discretion of the Issuer and may differ from the rates shown here. We reserve the right to issue other securities with different provisions.

PAGE 9
Contents

Table of contents

About the certificate                                       p
Investment amounts                                          p
Face amount and principal                                   p
Certificate term                                            p
Value at maturity                                           p
Receiving cash before end of term                           p
Interest                                                    p
Promotions and pricing flexibility                          p
Historical data on the S&P 500 Index                        p
Calculation of return                                       p
About the S&P 500 Index                                     p
Opportunities at the end of a term                          p

How to invest and withdraw funds                            p
Buying your certificate                                     p
How to make investments at term end                         p
Full and partial withdrawals                                p
Other full and partial withdrawal policies                  p
Transfers to other accounts                                 p
Two ways to request a withdrawal or transfer                p
Two ways to receive payment when you withdraw funds         p
Transfer of ownership                                       p
For more information                                        p

Taxes on your earnings
Foreign investors                                           p
Trusts                                                      p

How your money is used and protected
Invested and guaranteed by the Issuer                       p
Regulated by government                                     p
Backed by our investments                                   p
Investment policies                                         p
Certain investment considerations                           p

How your money is managed
Relationship between the Issuer
  and American Express Financial Corporation                p
Capital structure and certificates issued                   p
Investment management and services                          p
Distribution                                                p
About American Express Bank International and Coutts        p
About American Express Service Corporation                  p
Employment of other American Express affiliates             p
Directors and officers                                      p
Auditors                                                    p

Appendix                                                    p

PAGE 10
Annual financial information
Summary of selected financial information                   p
Management's discussion and analysis of financial
  condition and results of operations                       p
Report of independent auditors                              p

Financial statements                                        p

Notes to financial statements                               p

PAGE 11
About the certificate

Investment amounts

You may purchase the American Express Stock Market Certificate with a single investment of at least $1,000 but not more than $1 million (unless you receive prior authorization from IDSC to invest more) payable in U.S. currency. You may also make additional lump-sum investments in any amount at the end of any term as long as your total amount paid in is not more than the $1 million (unless you receive prior authorization from IDSC to invest more).

Face amount and principal

The face amount of your certificate is the amount of your initial investment. Your principal is the value of your certificate at the beginning of each subsequent term. Your principal is guaranteed by the Issuer. It consists of the amount you actually invest plus interest credited to your account and any additional investment you make less withdrawals, penalties and any interest paid to you in cash.

For example: Assume your initial investment (face amount) of $10,000 has earned a return of 7.25%. Interest is credited to your account at the end of the term. You have not taken any interest as cash, or made any withdrawals. You have invested an additional $2,500 prior to the beginning of the next term. Your principal for the next term will equal:

          $10,000.00     Face Amount (initial investment)
plus          725.00     Interest credited to your account at the
                         end of the term
plus            5.00     Interim interest (See "Interim interest")
minus         ($0.00)    Interest paid to you in cash
plus        2,500.00     Additional investment to your certificate
minus         ($0.00)    Withdrawals and applicable penalties
          $13,230.00     Principal at the beginning of the next
                         term.

Certificate term

Your first certificate term is a 12-month period that begins on the Wednesday after your application is accepted and ends the Tuesday before the one-year anniversary of its acceptance. For example, if your application is accepted on a Wednesday, your first term would begin the next Wednesday. Your certificate will earn interest at the interim interest rate then in effect until the term begins. It will not earn any participation interest until the term begins. If you choose to continue to receive participation interest, subsequent terms are 12-month periods that begin on the Wednesday following the 14-day grace period at the end of the prior 12-month term. You may begin your next term on any Wednesday during the 14-day period by providing prior written instructions to the Issuer. If you choose to receive fixed interest, subsequent terms will be up to 12 months as described in "Fixed interest" under "Interest" below.

PAGE 12
Value at maturity

Your certificate matures after 14 terms and you will receive a distribution for its value. Participation terms are always 12 months. Fixed interest terms may be less than 12 months if you convert to participation before the 12-month period. At maturity, the value of your certificate will be the total of your actual investments, plus credited interest not paid to you in cash, less any withdrawals and withdrawal penalties. Certain other fees may apply.

Receiving cash before end of term

If you need money before your certificate term ends, you may withdraw part or all of its value at any time, less any penalties that apply. Procedures for withdrawing money, as well as conditions under which penalties apply, are described in "How to invest and withdraw funds."

Interest

You may select from two types of participation interest for your first term. The two types are 1) full participation, or 2) partial participation together with minimum interest. Interest earned under both of these options has an upper limit which is the maximum annual return explained below. After your first term, you may choose full or partial participation or you may choose not to participate in any market movement and receive a fixed rate of interest.

Full participation interest: With this option you participate 100% in any percentage increase in the S&P 500 Index up to the maximum return. You earn interest only if the value of the S&P 500 Index is higher on the last day of your term than it was on the first day of your term. Thus, your return is linked to stock market performance. The S&P 500 Index is frequently used to measure the relative performance of the stock market. For a more detailed discussion of the S&P 500 Index, see "About the S&P 500 Index."

Partial participation and minimum interest: This option allows you to participate in a certain part (market participation rate) of any increase in the S&P 500 Index together with a rate of interest guaranteed by IDSC in advance for each term (minimum interest). Your return is composed of two parts:

     1.   A percentage of any increase in the S&P 500 Index, and

     2. A rate of interest guaranteed by IDSC in advance for each term.

Together, they cannot exceed the maximum return.

If you choose the partial participation option for your first term, the minimum interest paid on your certificate will be between 2.50% and 3.50%.

PAGE 13
The market participation rate and the minimum interest rate on the date of this prospectus are listed on the inside cover under "Initial interest and participation rates."

Fixed interest: After your first term, this option allows you to stop participating in the market entirely for some period of time. You may choose to receive a fixed rate of interest for any term after the first term. During the term when you are receiving fixed interest, you can change from your fixed interest selection to again participate in the market. If you make the change from fixed interest to participation interest, your next term would begin on the Wednesday following our receipt of notice of your new selection. In this way, you may have a term (during which you would earn fixed interest) that is less than 12 months. You may not change from participation interest to fixed interest during a term.

Maximum annual return: This is the cap, or upper limit, of your return. Your total return including both participation and minimum interest for a term for which you have chosen participation interest will be limited to this maximum return percentage.

Determining the S&P 500 Index value: The stock market closes at 3 p.m. Central time and the S&P 500 Index value is available at approximately 4:30 p.m. This is the value we currently use to determine participation interest. Occasionally, Standard & Poor's (S&P) makes minor adjustments to the closing value after 4:30 p.m., and the value we use may not be exactly the one that is published the next business day. In the future, we may use a later time cut-off if it becomes feasible to do so. If the stock market is not open or the S&P 500 Index is unavailable as of the last day of your term, the preceding business day for which a value is available will be used instead. Each Tuesday's closing value of the S&P 500 Index is used for establishing the term start and the term end values each week.

Interim interest: When we accept your application, we pay interim interest to your account for the time before your first term begins. We also pay interim interest for the 14-day period between terms unless you write to ask us to begin your next term earlier. You may withdraw this interest in cash at any time before it becomes part of your certificate's principal without a withdrawal penalty. If it is not withdrawn, the interest will become part of your certificate's principal at the start of the next succeeding term. For example, the interest you earn between the end of the first and the beginning of the second term will become part of the principal at the start of your third term. Interim interest rates for the time before your first term begins will be within a range 0 to 100 basis points (0% to 1%) above the average interest rate published for 12-month certificates of deposit in the BANK RATE MONITOR Top 25 Market AverageTM (the BRM Average), North Palm Beach, FL 33408. If the BRM Average is no longer publicly available or feasible to use, IDSC may use another, similar index as a guide for setting rates.

The BANK RATE MONITOR is a weekly magazine published in North Palm Beach, FL 33408, by Advertising News Service Inc., an independent PAGE 14 national news organization that collects and disseminates information about bank products and interest rates. Advertising
News Service has no connection with the Issuer, American Express
Financial Corporation (AEFC) or any of their affiliates.The BRM
Average is an index of rates and annual effective yields offered on various length certificates of deposit by large banks and thrifts in 25 metropolitan areas. The frequency of compounding varies among the banks and thrifts. Certificates of deposit in the BRM
Average are government insured fixed-rate time deposits.

The BANK RATE MONITOR may be available in your local library. To obtain information or current BRM Average rates, call the Client
Service Organization at the telephone numbers listed on the back cover.

Earning interest: Participation interest is calculated, credited and compounded at the end of your certificate term. Minimum interest accrues daily and is credited and compounded at the end of your certificate term. Fixed interest accrues and is credited daily and compounds at the end of your term. Both minimum and fixed interest are calculated on a 30-day month and 360-day year basis. Interim interest accrues and is credited daily and compounds at the end of your term immediately following the period in which interim interest is credited.

Rates for future periods: After the initial term, the maximum return, market participation percentage or minimum interest rate on your certificate may be greater or less than those shown on the front of this prospectus. In setting future interest rates, a primary consideration will be the prevailing investment climate. Rates are reviewed weekly, and we have complete discretion as to what interest rate will be declared.

To find out what your certificate's new maximum return, market participation percentage and minimum interest rate will be for your next term, please consult:

o Your American Express Bank International (AEBI) relationship manager.

o Your Coutts & Co (USA) International (Coutts) relationship officer.

o The Issuer's Client Service Organization at the telephone numbers listed on the back cover.

Promotions and pricing flexibility

From time to time, the Issuer may sponsor or participate in promotions involving one or more of the certificates and their respective terms. For example, we may offer different rates to new clients, to existing clients, or to individuals who purchase or use products or services offered by American Express Company, Coutts & Co. (USA) International or their affiliates. These promotions will generally be for a specified period of time. We also may offer different rates based on your amount invested.

PAGE 15
Historical Data on the S&P 500 Index

The following chart illustrates the month-end closing values of the index from Dec. 31, 1983 through Feb. 28, 1997. The values of the S&P 500 Index are reprinted with the permission of S&P.

       S&P 500 Index values - December 1983 to February 1997

800



700



600



500



400



300 Chart shows closing values of the S&P from above 100 in 1994 to end near 500 in Feb. 1997


200
                                              S&P 500


100

   84   85   86   87   88   89   90   91   92   93   94   95   96   97

S&P 500 Index Average Annual Return

Beginning date             Period held              Average annual
   Dec. 31,                 in years                    return
1986                          10                         11.83%
1991                           5                         12.17
1995                           1                         20.26

The next chart illustrates, on a moving 12-month basis, the price return of the S&P 500 Index measured for every 12-month period beginning with the period ended Dec. 31, 1984. The price return is the percentage return for each period using month-end closing prices of the S&P 500 Index. Dividends and other distributions on the securities comprising the S&P 500 Index are not included in calculating the price return.

          S&P 500 Index - December 1984 to February 1997

 40%

     Chart shows 12-month Moving Price Return of the S&P from a high of 40% to a low of -20%
 20%

 10%

  0%

-10%

-20%

    84    85   86   87   88   89   90   91   92   93   94   95   96

12 months return

PAGE 17
Using the same data on price returns described above, the next graph expands on the information in the preceding chart by illustrating the distribution of all the 12-month price returns of the S&P 500 Index beginning with the 12-month period ending Dec. 31, 1984. The graph also shows the number of times these price returns fell within certain ranges.

          S&P 500 Index - December 1984 to February 1997

25



20
     Chart shows the distribution of all of the 12-month price
     returns of the S&P 500 from 1/1/84 through 2/28/97 with a high of just over 20 and a low between 0 and 5.
15



10



5

 -15   -10   -5    0    5    10   15   20   25   29.9   >=30

The last chart illustrates, on a moving weekly basis, the actual 12-month return of the American Express Stock Market Certificate at full and partial participation compared to the price return of the NYSE Composite IndexR through October 1992 and the S&P 500 Index after October 1992. For non-guaranteed funds received before Nov. 3, 1992, and guaranteed funds received before Nov. 4, 1992, American Express Stock Market Certificate participation interest was based on the NYSE Composite IndexR rather than the S&P 500 Index.

PAGE 18

             Actual 12-month return 1/22/91 to 2/18/97
35%


30%


25%


20%       Chart shows actual returns of the certificate at full and
          25% participation with the full participation generally
          tracking the market indexes over the period and 25% level
          of participation tracking at the 25% level of return.
15%


10%


5%


0%

1/91  5/91  9/91  1/92  5/92  9/92  1/93  5/93  9/93  1/94  5/94  9/94  1/95  5/95  9/95  1/96  5/96  9/96  1/97

Your interest earnings are tied to the movement of the Index. They will be based on any increase in the Index as measured on the beginning and ending date of each 12-month term. Of course, if the Index is not higher on the last day of your term than it was on the first day, your principal will be secure but you will earn no participation interest.

The NYSE Composite IndexR is a registered service mark of the New York Stock Exchange, Inc. (NYSE) and is a composite covering price movements of all common stocks listed on the NYSE. Because the American Express Stock Market Certificate was first available on Jan. 24, 1990, the performance reflects the returns on the one-year anniversary date, falling on a Wednesday, of each of the weeks shown.

The recent historical experience of an index should not be taken as an indication of future performance of the stock market or the certificate. No assurance can be given that an index will not decline or that certificate owners will receive interest on their accounts beyond any minimum interest or fixed interest selected.

PAGE 19
Calculation of return

The increase or decrease in the S&P 500 Index, as well as the actual return paid to you, is calculated as follows:

Rate of return on S&P 500 Index

Term ending value of S&P 500 Index                minus
Term beginning value of S&P 500 Index             divided by
Term beginning value of S&P 500 Index             equals
Rate of return on S&P 500 Index

The actual return paid to you will depend on your interest participation selection.
For example, assume:

     Term ending value of S&P 500 Index         458
     Term beginning value of S&P 500 Index      422
     Maximum return                              10%
     Minimum return                            3.00%
     Partial participation rate                  25%

              458   Term ending value of S&P 500 Index
     minus    422   Term beginning value of S&P 500 Index
    equals     36   Difference between beginning and ending values

               36   Difference between beginning and ending values
divided by    422   Term beginning value of S&P 500 Index
    equals   8.53%  Percent increase - full participation return

             8.53%  Percent increase or decrease
     times  25.00%  Partial participation rate
    equals   2.13%
      plus   3.00%  3.00% minimum interest rate
    equals   5.13%  Partial participation return

In both cases in the example, the return would be less than the 10% maximum.

Maximum Return and Partial Participation Minimum Rate History - The following table illustrates the maximum annual returns and partial participation minimum rates that have been in effect since the Stock Market Certificate was introduced.
                                                    Partial
                              Maximum            participation
     Start of term         annual return         minimum rate
     Jan. 24, 1990             18.00%                5.00%
     Feb. 5, 1992              18.00                 4.00
     May 13, 1992              15.00                 4.00
     Sept. 9, 1992             12.00                 3.00
     Nov. 11, 1992             10.00                 2.50
     Nov. 2, 1994              10.00                 2.75
     April 26, 1995            12.00                 3.75
     Jan. 17, 1996             10.00                 3.25
     Feb. 26, 1997             10.00                 3.00

PAGE 20
Examples:

To help you understand the way this certificate works, here are some hypothetical examples. The following are three different examples of market scenarios and how they affect the certificate's return. Assume for all examples that you purchased the certificate with a $10,000 original investment. Also assume that the partial participation rate is 25%, the minimum interest rate for partial participation is 3.00%, and the maximum total return for full and partial participation is 10%.

1.     If the Market and the S&P 500 Index value rise
Week 1/Wed                                                                  Week 52/Tues
 S&P 500                                                                      S&P 500
Index 425                     8% increase in the S&P 500 Index               Index 459
Full participation interest          Partial participation interest and minimum interest
$10,000    Original investment       $10,000    Original investment
+   800    (8% x $10,000)            +   300    3.00% (Minimum interest rate) x 10,000
           Participation interest    +   200    25% x 8% x $10,000 Participation interest
$10,800    Ending balance            $10,500    Ending balance
           (8% Total return)                    (5.00% Total return)


2.     If the Market and the S&P 500 Index value fall
Week 1/Wed                                                                  Week 52/Tues
 S&P 500                                                                      S&P 500
Index 425                     4% decrease in the S&P 500 Index               Index 408
Full participation interest          Partial participation interest and minimum interest
$10,000    Original investment       $10,000    Original investment
+     0    Participation interest    +   300    3.00% (Minimum interest rate) x $10,000
$10,000    Ending balance            +     0    Participation interest
           (0% Total return)         $10,300    Ending balance
                                                (3.00% Total return)

3.     If the Market and the S&P 500 Index value rise above the minimum return
Week 1/Wed                                                                  Week 52/Tues
 S&P 500                                                                      S&P 500
Index 425                    16% increase in the S&P 500 Index               Index 493
Full participation interest          Partial participation interest and minimum interest
$10,000    Original investment       $10,000    Original investment
+ 1,000    (10% x $10,000)           +   300    3.00% (Minimum interest rate) x $10,000
           Maximum interest          +   400    (25% x 16% x $10,000) Participation interest
$11,000    Ending balance            $10,700    Ending balance
           (10% Total return)                   (7.00% Total return)

About the S&P 500 Index

The description in this prospectus of the S&P 500 Index including its make-up, method of calculation and changes in its components are derived from publicly available information regarding the S&P 500 Index. The Issuer does not assume any responsibility for the accuracy or completeness of such information.

The S&P 500 Index is composed of 500 common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 Index is published by S&P and is intended to provide an indication of the pattern of common stock movement. Standard & Poor's (S&P) chooses the 500 stocks to be included in the S&P 500 Index with the aim of achieving a distribution by broad industry groupings that approximates the distribution of these groupings in the U.S. common stock population. Changes in the S&P 500 Index are reported daily in the financial pages of many major newspapers.

PAGE 21
"Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies Inc. and have been licensed for use by the Issuer. The certificate is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the owners of the certificate or any member of the public regarding the advisability of investing in securities generally or in the certificate particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Issuer is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index, which is determined, composed and calculated by S&P without regard to the Issuer or the certificate. S&P has no obligation to take the needs of the Issuer or the owners of the certificate into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the certificate to be issued or in the determination or calculation of the equation by which the certificate is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the certificate.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to the results to be obtained by the Issuer, owners of the certificate, or any person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express of implied warranties, and expressly disclaims all warranties or merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

If for any reason the S&P 500 Index were to become unavailable or not reasonably feasible to use, we would use a comparable stock market index for determining participation interest. If this were to occur, you would be sent a notice indicating the comparable index that will be used and be given the option to surrender your certificate, if desired, and receive your principal, without being assessed a surrender charge.

Opportunities at the end of a term

Grace period: When your certificate term ends, you have 14 days before a new term automatically begins. During this 14-day grace period you can:

   o change your interest selection;

   o add money to your certificate;

   o change your term start date;

   o withdraw part or all of your money without a withdrawal
PAGE 22
     penalty or loss of interest; or

   o receive your interest in cash.

Fixed interest only: The grace period does not apply if you made the change from fixed interest back to participation interest during a term as discussed in "Fixed interest" under "Interest" above. Instead, your new 12-month term will begin on the Wednesday following our receipt of your notice of your new interest selection.

New term: If you do not make changes, your certificate will continue with your current selections when the new term begins 14 days later. You will earn interim interest during this 14-day grace period. If you don't want to wait 14 days before starting your next market participation term, you must phone or send written instructions before your current term ends. You can tell us to start your next term on any Wednesday that is during the grace period and immediately following the date on which we receive your notice. Your notice may also tell us to change your interest selection, add to your certificate or withdraw part of your money. Term end notification cannot be sent in advance because indexing information and interest (if any) are included. The notification that we send you at the end of the term cannot be sent before the term ends because indexing information and interest (if any) are included in the notice and are not known until the term ends. Any additional payments received during the current term will be applied at the end of the current term. By starting your new term early and waiving the 14-day grace period, you are choosing to start your next term without knowing the ending value of your current term.

How to invest and withdraw funds

Buying your certificate

Your AEBI relationship manager or Coutts client relationship officer will help you fill out and submit an application to open an account with us and purchase a certificate. We will process the application at our corporate offices in Minneapolis. When your application is accepted and we have received your initial investment, we will send you a confirmation showing the acceptance date, the date your term begins and the interest selection you have made detailing your market participation percentage and/or the minimum interest rate for your first term. After your term begins, we will send you notice of the value of the S&P 500 Index on the day your term began. The rates in effect on the date we accept your application are the rates that apply to your certificate. See "Purchase policies" below.

Important: When opening an account, you must provide a Form W-8 or approved substitute. See "Taxes on your earnings."

Purchase policies:
The Issuer has complete discretion to determine whether to accept an application and sell a certificate.

PAGE 23
How to make investments at term end

By wire

If you have an established account, you may wire money to:

Norwest Bank Minneapolis
Routing No. 091000019
Minneapolis, MN
Attn:  Domestic Wire Dept.

Give these instructions: Credit IDS Account #00-29-882 for personal account # (your account number) for (your name).

If this information is not included, the order may be rejected and all money received less any costs IDSC incurs will be returned promptly.

o    Minimum amount you may wire:  $1,000.

o Wire orders can be accepted only on days when your bank, AEFC, IDSC and Norwest Bank Minneapolis are open for business.

o Purchases made by wire are accepted by AEFC only from banks located in the United States.

o Wire purchases are completed when wired payment is received and we accept the purchase.

o Wire investments must be received and accepted in the Minneapolis headquarters on a business day before 3 p.m.
     Central time to be credited that day. Otherwise your purchase will be processed the next business day.

o The Issuer, AEFC, its subsidiaries, AEBI, and Coutts are not responsible for any delays that occur in wiring funds, including delays in processing by the bank.

o    You must pay any fee the bank charges for wiring.

Full and partial withdrawals

You may withdraw your certificate for its full value or make a partial withdrawal of $100 or more at any time. However:

o If your withdrawal request is received in the Minneapolis headquarters on a business day before 3 p.m. Central time, it will be processed that day and payment will be sent the next business day. Otherwise, your request will be processed one business day later.

o Full and partial withdrawals of principal during a term are subject to penalties, described below.

o You may not make a partial withdrawal if it would reduce your certificate balance to less than $1,000. If you request such a withdrawal, we will contact you for revised instructions.
PAGE 24
Penalties for withdrawal during a term: If you withdraw money during a term, you will pay a penalty of 2% of the principal withdrawn. The 2% penalty is waived upon death of the certificate owner.

When you request a full or partial withdrawal during a term, we pay you from the principal of your certificate.

Loss of interest: If you make a withdrawal at any time other than at the end of the term, you will lose interest, if any, accrued on the withdrawal amount since minimum and participation interest is credited only at the end of a term. However, accrued fixed and interim interest will be paid to the date of the withdrawal.

Following are examples describing a $2,000 withdrawal during a term for participation and fixed interest:

Participation interest

Account balance                                    $10,000.00
Interest  (interest is credited at the                   0.00
end of the term)
Withdrawal of principal                            ( 2,000.00)
2% withdrawal penalty                                  (40.00)
Balance after withdrawal                           $ 7,960.00

You will forfeit any accrued interest on the withdrawal amount.

Fixed interest

Account balance                                    $10,000.00
Interest credited to date                              100.00
Withdrawal of credited interest                       (100.00)
Withdrawal of principal                             (1,900.00)
2% withdrawal penalty (on $1,900                       (38.00)
principal withdrawn)
Balance after withdrawal                           $ 8,062.00

Other full and partial withdrawal policies:

o If you request a partial or full withdrawal of a certificate recently purchased or added to by a check or money order that is not guaranteed, we will wait for your check to clear. Please expect a minimum of 10 days from the date of your payment before the Issuer mails a check to you. A check may be mailed earlier if the bank provides evidence that your check has cleared.

o If your certificate is pledged as collateral, any withdrawal will be delayed until we get approval from the secured party.

o Any payments to you may be delayed under applicable rules, regulations or orders of the SEC.

PAGE 25
Transfers to other accounts

You may transfer part or all of your certificate to other IDS certificates available through AEBI or Coutts.

Two ways to request a withdrawal or transfer

1
By phone

Your AEBI relationship manager or Coutts client relationship officer will handle this transaction for you. You may also call the Client Service Organization between 8 a.m. and 6 p.m.
Minneapolis time at the telephone numbers listed on the back cover.

o    Maximum phone request:  $50,000.

o A telephone withdrawal request will not be allowed within 30 days of a phoned-in address change.

o We will honor any telephone requests believed to be authentic and will use reasonable procedures to confirm that it is. This includes asking identifying questions and tape recording telephone calls. If reasonable procedures are not followed, IDSC or AEFC will be liable for any loss resulting from fraudulent requests. We can decline the telephone request if we do not have enough information to confirm the request is authentic.

You may request that telephone withdrawals not be authorized from your account by writing the Client Service Organization.

2
By mail

Your AEBI relationship manager or Coutts client relationship officer will handle this transaction for you. You may also send your name, account number and request for a withdrawal or transfer to:

Regular mail:
American Express Financial Advisors Inc.
Client Service Organization
Unit 557
IDS Tower 10
Minneapolis, MN  55440-0010

Express mail:
American Express Financial Advisors Inc.
Client Service Organization
Unit 557
733 Marquette Ave.
Minneapolis, MN  55440-0010

PAGE 26
Written requests are required for:

o    Transactions over $50,000.

o Transfers to another certificate with different ownership marketed through AEBI or Coutts (all current registered owners must sign the request).

Two ways to receive payment when you withdraw funds

1
By regular or express mail

o Mailed to address on record; please allow seven days for mailing

o    Payable to name(s) you requested

o You will be charged a fee if you request express mail delivery. For a partial withdrawal leaving a remaining balance of more than $1,000, the fee will be deducted from the remaining balance. If the remaining balance is less than $1,000, or if it is a full withdrawal, the fee is deducted from proceeds of the withdrawal.

2
By wire

o    Minimum wire withdrawal:  $1,000.

o    Request that money be wired to your bank.

o Bank account must be in same ownership as the Issuer's account.

o Pre-authorization required. Complete the bank wire authorization section in the application or use a form supplied by your AEBI relationship manager or Coutts client relationship officer. All registered owners must sign.

o A service fee, if any, may be deducted from your balance (for partial withdrawals) or from the proceeds of a full withdrawal.

Transfer of ownership

While this certificate is not a negotiable instrument, it may be transferred or assigned on the Issuer's records if proper written notice is received by the Issuer. Ownership may be assigned or transferred to individuals or an entity who, for U.S. tax purposes, is considered to be neither a citizen nor resident of the United States. You may also pledge the certificate to AEBI or another American Express Company affiliate or to Coutts as collateral security. Your AEBI or Coutts representative can help you transfer ownership.

PAGE 27
For more information

For information on purchases, withdrawals, exchanges, transfers of ownership, proper instructions and other service questions regarding your certificate, please consult your AEBI relationship manager or Coutts client relationship officer, or call the Issuer's toll free client service number listed on the back cover.

Taxes on your earnings

Foreign investors

If you are not a citizen or resident of the United States, you must supply the Issuer with Form W-8, Certificate of Foreign Status when you purchase your certificate, and you must resupply it every three years. You must also supply both a current mailing address and an address of foreign residency, if different. The Issuer will not accept purchases of certificates by nonresident aliens without an appropriately certified Form W-8 (or approved substitute). Also, if you do not supply Form W-8 you will be subject to backup withholding on interest payments and withdrawals.

It is most likely that interest on the certificate is "portfolio interest" as defined in U.S. Internal Revenue Code Section 871(h) if earned by a nonresident alien. However, if the certificate is treated as a contingent debt instrument (CDI), part of the earned income may be treated as capital gain instead of portfolio interest. Even though your interest income or capital gain is not taxed by the U.S. government, it will be reported at year end to you and to the U.S. government on a Form 1042S, Foreign Person's U.S. Source Income Subject to Withholding. The United States participates in various tax treaties with foreign countries, which provide for sharing of tax information.

Estate tax: If you are a nonresident alien and you die while owning a certificate, then, depending on the circumstances, the Issuer generally will not act on instructions with regard to the certificate unless the Issuer first receives, at a minimum, a statement from persons the Issuer believes are knowledgeable about your estate. The statement must be in a form satisfactory to the Issuer and must tell us that, on your date of death, your estate did not include any property in the United States for U.S. estate tax purposes. In other cases, we generally will not take action regarding your certificate until we receive a transfer certificate from the IRS or evidence satisfactory to the Issuer that the estate is being administered by an executor or administrator appointed, qualified and acting within the United States. In general, a transfer certificate requires the opening of an estate in the United States and provides assurance that the IRS will not claim your certificate to satisfy estate taxes.

Important: The information in this prospectus is a brief and selective summary of certain federal tax rules that apply to this certificate and is given on the basis of current law and practice. Tax matters are highly individual and complex. Investors should consult a qualified tax advisor regarding their own position.

PAGE 28
Trusts

If the investor is a trust, the policies and procedures described above will apply with regard to each grantor who is a nonresident alien.

How your money is used and protected

Invested and guaranteed by the Issuer

The American Express Stock Market Certificate is issued and guaranteed by the Issuer, a wholly owned subsidiary of AEFC. We are by far the largest issuer of face amount certificates in the United States, with total assets of more than $3.5 billion and a net worth in excess of $194 million on Dec. 31, 1996.

We back our certificates by investing the money received and keeping the invested assets on deposit. Our investments generate interest and dividends, out of which we pay:

     o    interest to certificate owners; and

     o various expenses, including taxes, fees to AEFC for advisory and other services and distribution fees to American Express Financial Advisors Inc. and American
          Express Service Corporation (AESC).

For a review of significant events relating to our business, see
"Management's discussion and analysis of financial condition and results of operations." Our certificates are not rated by a national rating agency.

Most banks and thrifts offer investments known as certificates of deposit (CDs) that are similar to our certificates in many ways. Early withdrawals of bank CDs often result in penalties. Banks and thrifts generally have federal deposit insurance for their deposits and lend much of the money deposited to individuals, businesses and other enterprises. Other financial institutions and some insurance companies may offer investments with comparable combinations of safety and return on investment.

Regulated by government

Because the American Express Stock Market Certificate is a security, its offer and sale are subject to regulation under federal and state securities laws. (It is a face-amount certificate -- not a bank product, an equity investment, a form of life insurance or an investment trust.)

The federal Investment Company Act of 1940 requires us to keep investments on deposit in a segregated custodial account to protect all of our outstanding certificates. These investments back the entire value of your certificate account. Their amortized cost must exceed the required carrying value of the outstanding certificates by at least $250,000. As of Dec. 31, 1996, the amortized cost of these investments exceeded the required carrying value of our outstanding certificates by more than $151 million.

PAGE 29
Backed by our investments

Our investments are varied and of high quality. This was the composition of our portfolio as of Dec. 31, 1996:

Type of investment           Net amount invested

Corporate and other bonds            38%
Government agency bonds              31
Preferred stocks                     20
Mortgages                             6
Cash and cash equivalents             3
Municipal bonds                       2

As of Dec. 31, 1996 about 93% of our securities portfolio
(including bonds and preferred stocks) is rated investment grade.
For additional information regarding securities ratings, please refer to Note 3B in the financial statements.

Most of our investments are on deposit with American Express Trust Company, Minneapolis, although we also maintain separate deposits as required by certain states. American Express Trust Company is a wholly owned subsidiary of AEFC. Copies of our Dec. 31, 1996 schedule of Investments in Securities of Unaffiliated Issuers are available upon request. For comments regarding the valuation, carrying values and unrealized appreciation (depreciation) of investment securities, see Notes 1, 2 and 3 to the financial statements.

Investment policies

In deciding how to diversify the portfolio -- among what types of investments in what amounts -- the officers and directors of the Issuer use their best judgment, subject to applicable law. The following policies currently govern our investment decisions:

Debt securities-
Most of our investments are in debt securities as referenced in the table in "Backed by our investments" under "How your money is used and protected."

Purchasing securities on margin -
We will not purchase any securities on margin or participate on a joint basis or a joint-and-several basis in any trading account in securities.

Commodities -
We have not and do not intend to purchase or sell commodities or commodity contracts except to the extent that transactions described in "Financial transactions including hedges" in this section may be considered commodity contracts.

Underwriting -
We do not intend to engage in the public distribution of securities issued by others. However, if we purchase unregistered securities and later resell them, we may be considered an underwriter under federal securities laws.

PAGE 30
Borrowing money -
From time to time we have established a line of credit if management believed borrowing was necessary or desirable. We may pledge some of our assets as security. We may occasionally use repurchase agreements as a way to borrow money. Under these agreements, we sell debt securities to our lender, and repurchase them at the sales price plus an agreed-upon interest rate within a specified period of time.

Real estate -
We may invest in limited partnership interests in limited partnerships that either directly, or indirectly through other limited partnerships, invest in real estate. We may invest directly in real estate. We also invest in mortgage loans.

Lending securities -
We may lend some of our securities to broker-dealers and receive cash equal to the market value of the securities as collateral. We invest this cash in short-term securities. If the market value of the securities goes up, the borrower pays us additional cash. During the course of the loan, the borrower makes cash payments to us equal to all interest, dividends and other distributions paid on the loaned securities. We will try to vote these securities if a major event affecting our investment is under consideration.

When-issued securities-
Some of our investments in debt securities are purchased on a when-issued basis. It may take as long as 45 days or more before these securities are issued and delivered to us. We generally do not pay for these securities or start earning on them until delivery. We have established procedures to ensure that sufficient cash is available to meet when-issued commitments.

Financial transactions including hedges-
We buy or sell various types of options contracts for hedging purposes or as a trading technique to facilitate securities purchases or sales. We buy interest rate caps for hedging purposes. These pay us a return if interest rates rise above a specified level. If interest rates do not rise above a specified level, the interest rate caps do not pay us a return. The Issuer may enter into other financial transactions, including futures and other derivatives, for the purpose of managing the interest rate exposures associated with the Issuer's assets or liabilities. We do not use derivatives for speculative purposes.

Illiquid securities -
A security is illiquid if it cannot be sold in the normal course of business within seven days at approximately its current market value. Some investments cannot be resold to the U.S. public because of their terms or government regulations. All securities, however can be sold in private sales, and many may be sold to other institutions and qualified buyers or on foreign markets. IDSC's investment advisor will follow guidelines established by the board and consider relevant factors such as the nature of the security and the number of likely buyers when determining whether a security is illiquid. No more than 15% of IDSC's investment portfolio will be held in securities that are illiquid. In valuing its investment portfolio to determine this 15% limit, IDSC will use statutory PAGE 31 accounting under an SEC order. This means that, for this purpose, the portfolio will be valued in accordance with applicable
Minnesota law governing investments of life insurance companies, rather than generally accepted accounting principles.

Restrictions -
There are no restrictions on concentration of investments in any particular industry or group of industries or on rates of portfolio turnover.

Certain investment considerations

The price of bonds generally falls as interest rates increase, and rises as interest rates decrease. The price of a bond also fluctuates if its credit rating is upgraded or downgraded. The price of bonds below investment grade may react more to the ability of a company to pay interest and principal when due than to changes in interest rates. They have greater price fluctuations, are more likely to experience a default, and sometimes are referred to as junk bonds. Reduced market liquidity for these bonds may occasionally make it more difficult to value them. In valuing bonds, IDSC relies both on independent rating agencies and the investment manager's credit analysis. Under normal circumstances, at least 85% of the securities in IDSC's Portfolio will be rated investment grade, or in the opinion of IDSC's investment advisor will be the equivalent of investment grade. Under normal circumstances, IDSC will not purchase any security rated below B-by Moody's Investors Service, Inc. or Standard & Poor's.
Securities that are subsequently downgraded in quality may continue to be held by IDSC and will be sold only when IDSC believes it is advantageous to do so.

As of Dec. 31, 1996, IDSC held about 7% of its investment portfolio (including bonds, preferred stocks, mortgages and cash equivalents) in investments rated below investment grade.

When-issued securities are subject to market fluctuations and they may affect IDSC's investment portfolio the same as owned securities.

Derivatives are financial instruments whose performance is derived, at least in part, from the performance of an underlying asset, security or index. A small change in the value of the underlying asset, security or index may cause a sizable gain or loss in the fair value of the derivative.

How your money is managed

Relationship between the Issuer and American Express Financial
Corporation

The Issuer was originally organized as Investors Syndicate of America, Inc., a Minnesota corporation, on Oct. 15, 1940, and began business as an issuer of face amount investment certificates on Jan. 1, 1941. The company became a Delaware corporation on Dec. 31, 1977, and changed its name to IDS Certificate Company on April 2, 1984.

PAGE 32
Before the Issuer was created, AEFC (formerly known as IDS Financial Corporation), our parent company, had issued similar certificates since 1894. As of Jan. 1, 1995, IDS Financial Corporation changed its name to AEFC. The Issuer and AEFC have never failed to meet their certificate payments.

During its many years in operation, AEFC has become a leading manager of investments in mortgages and securities. As of Dec. 31, 1996, AEFC managed investments, including its own, of more than $149 billion. American Express Financial Advisors Inc., a wholly owned subsidiary of AEFC, provides a broad range of financial planning services for individuals and businesses through its nationwide network of more than 175 offices and more than 7,800 financial advisors. American Express Financial Advisors' financial planning services are comprehensive, beginning with a detailed written analysis that's tailored to your needs. Your analysis may address one or all of these six essential areas: financial position, protection planning, investment planning, income tax planning, retirement planning and estate planning.

AEFC itself is a wholly owned subsidiary of American Express
Company, a financial services company with executive offices at American Express Tower, World Financial Center, New York, NY 10285. American Express Company is a financial services company engaged through subsidiaries in other businesses including:

o travel related services (including American Express(R) Card and Travelers Cheque operations through American Express
     Travel Related Services Company, Inc. and its subsidiaries);
     and

o international banking services (through American Express Bank Ltd. and its subsidiaries including American Express Bank
     International).

Capital structure and certificates issued

The Issuer has authorized, issued and has outstanding 150,000 shares of common stock, par value of $10 per share. AEFC owns all of the outstanding shares.

As of Dec. 31, 1996, the Issuer had issued (in face amount)
$13,327,949,715 of installment certificates and $15,788,445,077 of single payment certificates.

Investment management and services

Under an Investment Advisory and Services Agreement, AEFC acts as our investment advisor and is responsible for:

o    providing investment research;
o    making specific investment recommendations; and
o executing purchase and sale orders according to our policy of obtaining the best price and execution.

All these activities are subject to direction and control by our board of directors and officers. Our agreement with AEFC requires annual renewal by our board, including a majority of directors who PAGE 33 are not interested persons of AEFC or the Issuer as defined in the federal Investment Company Act of 1940.

For its services, we pay AEFC a monthly fee, equal on an annual basis to a percentage of the total book value of certain assets
(included assets).

Advisory and services fee computation:

Included assets            Percentage of total book value

First $250 million                    0.75%
Next 250 million                      0.65
Next 250 million                      0.55
Next 250 million                      0.50
Any amount over 1 billion             0.45

Included assets are all assets of the Issuer except mortgage loans, real estate, and any other asset on which we pay an advisory or service fee.

Advisory and services fee for the past three years:

                                  Percentage of
Year        Total fees            included assets
1996        $16,989,093               0.50%
1995        $16,472,458               0.50
1994        $13,565,432               0.51

Estimated advisory and services fees for 1997 are $16,621,000.

Other expenses payable by the Issuer: The Investment Advisory and Services Agreement provides that we will pay:

o costs incurred by us in connection with real estate and mortgages;
o    taxes;
o    depository and custodian fees;
o    brokerage commissions;
o fees and expenses for services not covered by other agreements and provided to us at our request, or by requirement, by attorneys, auditors, examiners and professional consultants who are not officers or employees of AEFC;
o fees and expenses of our directors who are not officers or employees of AEFC;
o provision for certificate reserves (interest accrued on certificate owner accounts); and
o expenses of customer settlements not attributable to sales function.

PAGE 34
Distribution

Under a Distribution Agreement with American Express Financial
Advisors Inc., we pay for the distribution of this certificate by American Express Financial Advisors Inc., effective April 30, 1997 as follows:

o 0.70% of the initial investment on the first day of the certificate's term; and

o 0.70% of the certificate's reserve at the beginning of each subsequent term, for certificates sold through American
     Express Financial Advisors Inc. or through AEBI or Coutts.


Under a Distribution Agreement with AESC, for certificates sold through American Express Financial Direct, we pay AESC the following:

o 1.00% of the initial investment on the first day of the certificate's term; and

o 1.00% of the certificate's reserve at the beginning of each subsequent term.

This fee is not assessed to your certificate account.

American Express Financial Direct is a channel for direct marketing of financial services to American Express card members and others.

Total distribution fees paid to American Express Financial Advisors Inc. for all series of certificates amounted to $29,971,960 during the year ended Dec. 31, 1996. We expect to pay American Express Financial Advisors Inc. distribution fees amounting to $30,806,000 during 1997.

See Note 1 to Financial statements regarding deferral of distribution fee expense.

American Express Financial Advisors Inc. and AESC pay selling expenses in connection with services to us. Our board of directors, including a majority of directors who are not interested persons of American Express Financial Advisors Inc., AESC or the
Issuer, approved these distribution agreements.

Selling Agent Agreements with AEBI and Coutts:  In turn, under
Selling Agent Agreements with AEBI and Coutts, American Express
Financial Advisors Inc. compensates each for their services as Selling Agents of this certificate as follows:

o AEBI is paid a fee equal to 1.0% per term of the principal amount of each certificate for which AEBI is the selling agent.

o Coutts is paid a fee equal to 0.80% per term of the principal amount of each certificate for which Coutts is the selling agent.
PAGE 35
Coutts is compensated on certificates owned by its clients who are former clients of AEBI. These clients must have continuously owned a certificate since Nov. 10, 1994. Coutts is also compensated on additional investments and exchanges made by such clients to other certificates only to the extent that a client has the right to make additional investments or exchanges.

American Express Financial Advisors Inc. has entered into a consulting agreement with AEBI under which AEBI provides consulting services related to any selling agent agreements between American Express Financial Advisors Inc. and other Edge Act corporations. For these services, American Express Financial Advisors Inc. pays AEBI a fee for this certificate equal to 0.20% per term of the principal amount of each certificate for which another Edge Act corporation is the selling agent.

Such payments will be made quarterly in arrears.

These fees are not assessed to your certificate account.

About AEBI and Coutts

AEBI is an Edge Act corporation organized under the provisions of
Section 25(a) of the Federal Reserve Act. It is a wholly owned subsidiary of American Express Bank Ltd. (AEBL). As an Edge Act corporation, AEBI is subject to the provisions of Section 25(a) of the Federal Reserve Act and Regulation K of the Board of Governors of the Federal Reserve System (the Federal Reserve). It is supervised and regulated by the Federal Reserve.

AEBI has an extensive international high net-worth client base that is served by a marketing staff in New York and Florida. The banking and financial products offered by AEBI include checking, money-market and time deposits, credit services, check collection services, foreign exchange, funds transfer, investment advisory services and securities brokerage services. As of Dec. 31, 1996, AEBI had total assets of $355 million and total equity of $150 million.

Coutts is an Edge Act corporation organized under the provisions of
Section 25(a) of the Federal Reserve Act. It is an indirect wholly owned subsidiary of National Westminster Bank PLC. As an Edge Act corporation, Coutts is subject to the provisions of Section 25(a) of the Federal Reserve Act and Regulation K of the Board of Governors of the Federal Reserve. Coutts is supervised and regulated by the Federal Reserve.

Although AEBI and Coutts are banking entities, the Stock Market Certificate is not a bank product, nor is it backed or guaranteed by AEBI or Coutts, by AEBL, by NatWest PLC or by any other bank, nor is it guaranteed or insured by the FDIC or any other federal agency. AEBI is registered where necessary as a securities broker-dealer.

PAGE 36
About AESC

AESC is a wholly-owned subsidiary of American Express Travel
Related Services Inc., which in turn is a wholly-owned subsidiary of American Express Company.

Employment of other American Express affiliates

AEFC may employ an affiliate of American Express Company as executing broker for our portfolio transactions only if:

o we receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar services;
o the affiliate charges us commissions consistent with those charged to comparable unaffiliated customers for similar transactions; and
o the affiliate's employment is consistent with the terms of the current Investment Advisory and Services Agreement and federal securities laws.

Directors and officers

The Issuer's directors, chairman, president and controller are elected annually for a term of one year. The other executive officers are appointed by the president.

We paid a total of $37,000 during 1996 to directors not employed by AEFC.

Board of directors

David R. Hubers*
Born in 1943.  Director since 1987.
President and chief executive officer of AEFC since 1993. Senior vice president and chief financial officer of AEFC from 1984 to 1993.

Charles W. Johnson
Born in 1929.  Director since 1989.
Director, Communications Holdings, Inc. Former vice president and group executive, Industrial Systems, with Honeywell, Inc. Retired 1989.

Richard W. Kling*
Born in 1940.  Director since 1996.
Chairman of the board of directors since 1996. Director of IDS Life Insurance Company since 1984; president since 1994. Executive vice president of Marketing and Products of AEFC from 1988 to 1994. Senior vice president of AEFC since 1994. Director of IDS Life Series Fund, Inc. and member of the board of managers of IDS Life Variable Annuity Funds A and B.

PAGE 37
Edward Landes
Born in 1919.  Director since 1984.
Development consultant. Director of IDS Life Insurance Company of New York. Director of Endowment Development, YMCA of Metropolitan Minneapolis. Vice president for Financial Development, YMCA of Metropolitan Minneapolis from 1985 through 1995. Former sales manager - Supplies Division and district manager - Data Processing Division of IBM Corporation. Retired 1983.

John V. Luck, Ph.D.
Born in 1926.  Director since 1987.
Former senior vice president - Science and Technology with General Mills, Inc. Employed with General Mills, Inc. since 1968. Retired 1988.

James A. Mitchell*
Born in 1941.  Director since 1994.
Chairman of the board of directors from 1994 to 1996. Executive vice president - Marketing and Products of AEFC since 1994. Senior vice president - Insurance Operations of AEFC and president and chief executive officer of IDS Life Insurance Company from 1986 to 1994.

Harrison Randolph
Born in 1916.  Director since 1968.
Engineering, manufacturing and management consultant since 1978.

Gordon H. Ritz
Born in 1926.  Director since 1968.
Director, Mid-America Publishing and Atrix International, Inc.
Former president, Com Rad Broadcasting Corp.  Former director,
Sunstar Foods.

Stuart A. Sedlacek*
Born in 1957.  Director since 1994.
President since 1994. Vice president - Assured Assets of AEFC since 1994. Vice president and portfolio manager from 1988 to 1993. Executive vice president - Assured Assets of IDS Life
Insurance Company since 1994.

*"Interested Person" of IDSC as that term is defined in Investment Company Act of 1940.

Executive officers

Stuart A. Sedlacek
Born in 1957.  President since 1994.

Morris Goodwin Jr.
Born in 1951.  Vice president and treasurer since 1989.
Vice president and corporate treasurer of AEFC since 1989. Chief financial officer and treasurer of American Express Trust Company from 1988 to 1989.

PAGE 38
Timothy S. Meehan
Born in 1957.  Secretary since 1995.
Secretary of AEFC and American Express Financial Advisors Inc.
since 1995. Senior counsel to AEFC since 1995. Counsel from 1990 to 1995.

Lorraine R. Hart
Born in 1951.  Vice president - Investments since 1994.
Vice president - Insurance Investments of AEFC since 1989. Vice president - Investments of IDS Life Insurance Company since 1992.

Jay C. Hatlestad
Born in 1957.  Vice president and controller of IDSC since 1994.
Manager of Investment Accounting of IDS Life Insurance Company from
1986 to 1994.

Bruce A. Kohn
Born in 1951.  Vice president and general counsel since 1993.
Senior counsel to AEFC since 1996. Counsel to AEFC from 1992 to 1996. Associate counsel from 1987 to 1992.

F. Dale Simmons
Born in 1937.  Vice president - real estate loan management since
1993. Vice president of AEFC since 1992. Senior portfolio manager of AEFC since 1989. Assistant vice president from 1987 to 1992.

The officers and directors as a group beneficially own less than 1% of the common stock of American Express Company.

The Issuer has provisions in its bylaws relating to the indemnification of its officers and directors against liability, as permitted by law. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is therefore unenforceable.

Auditors

A firm of independent auditors audits our financial statements at the close of each fiscal year (Dec. 31). Copies of our annual financial statements (audited) and semiannual financial statements (unaudited) are available to any certificate owner upon request.

Ernst & Young LLP, Minneapolis, has audited the financial statements for each of the years in the three-year period ended
Dec. 31, 1996.  These statements are included in this prospectus.
Ernst & Young LLP is also the auditor for American Express Company, the parent company of AEFC and IDSC.

PAGE 39
Appendix

Description of corporate bond ratings

Bond ratings concern the quality of the issuing corporation. They are not an opinion of the market value of the security. Such ratings are opinions on whether the principal and interest will be repaid when due. A security's rating may change which could affect its price. Ratings by Moody's Investors Service, Inc. are Aaa, Aa, A, Baa, Ba, B, Caa, Ca and C. Ratings by Standard & Poor's Corporation are AAA, AA, A, BBB, BB, B, CCC, CC, C and D.

Aaa/AAA - Judged to be of the best quality and carry the smallest degree of investment risk. Interest and principal are secure.

Aa/AA - Judged to be high-grade although margins of protection for interest and principal may not be quite as good as Aaa or AAA rated securities.

A - Considered upper-medium grade. Protection for interest and principal is deemed adequate but may be susceptible to future impairment.

Baa/BBB - Considered medium-grade obligations. Protection for interest and principal is adequate over the short-term; however, these obligations may have certain speculative characteristics.

Ba/BB - Considered to have speculative elements. The protection of interest and principal payments may be very moderate.

B - Lack characteristics of more desirable investments. There may be small assurance over any long period of time of the payment of interest and principal.

Caa/CCC - Are of poor standing. Such issues may be in default or there may be risk with respect to principal or interest.

Ca/CC - Represent obligations that are highly speculative. Such issues are often in default or have other marked shortcomings.

C - Are obligations with a higher degree of speculation. These securities have major risk exposures to default.

D - Are in payment default. The D rating is used when interest payments or principal payments are not made on the due date.

Non-rated securities will be considered for investment. When assessing each non-rated security, IDSC will consider the financial condition of the issuer or the protection afforded by the terms of the security.

Summary of selected financial information


The following selected financial information has been derived from the audited financial statements and should be read in conjunction with those statements and the related notes to financial statements. Also see Management's Discussion and Analysis of Financial Condition and Results of Operations for additional comments.

Year Ended Dec. 31,                                             1996          1995         1994         1993          1992
                                                                                         ($ thousands)
Statement of Operations Data:

Investment income                                             $251,481      $256,913     $207,975      $236,859    $294,799
Investment expenses                                             62,851        62,817       58,690        65,404      69,630

Net investment income before provision for
  certificate reserves and income tax benefit                  188,630       194,096      149,285       171,455     225,169
Net provision for certificate reserves                         171,968       176,407      107,288       123,516     178,175

Net investment income before income taxes                       16,662        17,689       41,997        47,939      46,994
Income tax benefit                                               6,537         9,097        2,663        3,3651       1,666

Net investment income                                           23,199        26,786       44,660        51,304      58,660
Realized gain (loss) on investments - net:
Securities of unaffiliated issuers                                (444)          452       (7,514)       (9,870)     (9,498)
Other - unaffiliated                                               101          (120)       1,638          (418)       (500)

Total gain (loss) on investments                                  (343)          332       (5,876)      (10,288)     (9,998)
Income tax benefit (expense)                                       120          (117)       2,047         4,617           -

Net realized gain (loss) on investments                           (223)          215       (3,829)       (5,671)     (9,998)
Net income - wholly owned subsidiary                             1,251           373          241           120           3

Net income                                                     $24,227       $27,374      $41,072       $45,753     $48,665

Dividends declared:
Cash                                                           $65,000            $-      $40,200       $64,500     $83,750
In-kind(a)                                                           -             -            -             -      64,558

Balance Sheet Data:
Total assets                                                $3,563,234    $3,912,131   $3,040,857    $2,951,405  $3,444,985
Certificate loans                                               43,509        51,147       58,203        67,429      77,347
Certificate reserves                                         3,283,191     3,628,574    2,887,405     2,777,451   3,256,472
Stockholder's equity                                           194,550       250,307      141,852       161,138     179,885


IDS Certificate Company (IDSC) is 100% owned by American Express Financial Corporation (Parent).

(a) Consisted of an investment security at amortized cost.

Management's discussion and analysis of financial condition and results of operations

Results of operations:

IDS Certificate Company's (IDSC) earnings are derived primarily from the after-tax yield on invested assets less investment expenses and interest credited on certificate reserve liabilities. Changes in earnings' trends occur largely due to changes in the rates of return on investments and the rates of interest credited to certificate owner accounts and also, the mix of fully taxable and tax-advantaged investments in the IDSC portfolio.

During the years 1994 and 1995, total assets and certificate reserves increased due to certificate sales exceeding certificate maturities and surrenders. The excess of certificate sales over certificate maturities and surrenders resulted primarily from higher accrual rates declared by IDSC during the last six months of 1994 and the first six months of 1995, reflecting rising interest rates in the marketplace. The increase in total assets in 1995 reflects also an increase of $81 million in net unrealized appreciation on investment securities classified as available for sale. The increase in total assets in 1994 was tempered by $23 million of net unrealized depreciation on investment securities classified as available for sale, net of deferred taxes of $13 million.

During the year 1996, total assets and certificate reserves decreased due primarily to certificate maturities and surrenders exceeding certificate sales. The excess of certificate maturities and surrenders over certificate sales resulted primarily from lower accrual rates declared by IDSC during the year. The decrease in total assets in 1996 reflects also, a decrease in unrealized appreciation on investment securities classified as available for sale of $23 million and cash dividends paid to Parent of $65 million. The decrease in total assets in 1996 was tempered by an increase in payable for securities purchased of $62 million that settled in early 1997.

1996 Compared to 1995:

Gross investment income decreased 2.1% due primarily to lower investment yields.

Investment expenses increased slightly in 1996. The increase resulted primarily from higher amortization of premiums paid for index options of $2.1 million and higher investment advisory and services fee of $.5 million due to a slightly higher average asset base on which the fee is calculated. These increases were offset by lower distribution fees of $1.2 million due to lower certificate sales, and lower amortization of premiums paid for interest rate caps/corridors of $1.4 million. The lower amortization of interest rate caps/corridors reflects the net of $8.2 million lower amortization and $6.8 million less interest earned under the cap/corridor agreements.

PAGE 42
Net provision for certificate reserves decreased 2.5% due primarily to the net of lower accrual rates and a slightly higher average balance of certificate reserves during 1996.

The decrease in income tax benefit resulted primarily from a lesser portion of net investment income before income tax benefit being attributable to tax-advantaged income.

1995 Compared to 1994:

Gross investment income increased 24% due primarily to a higher average balance of invested assets and slightly higher investment yields.

The 7.1% increase in investment expenses resulted primarily from higher distribution fees due to higher sales of certificates that provide for no deferral of those fees, and higher investment advisory and services fee due to a higher asset base on which the fee is calculated. These increases were partially offset by lower amortization of the cost of options and interest rate caps/corridors. The lower amortization of interest rate caps/corridors reflects the net of $1.7 million of accelerated amortization and $5.6 million higher interest earned under the cap/corridor agreements.

Net provision for certificate reserves increased 65% reflecting a higher average balance of certificate reserves and higher accrual rates.

The increase in income tax benefit resulted primarily from a greater portion of net investment income before income tax benefit being attributable to tax-advantaged income.

Liquidity and cash flow:

IDSC's principal sources of cash are payments from sales of face-amount certificates and cash flows from investments. In turn, IDSC's principal uses of cash are payments to certificate owners for matured and surrendered certificates, purchase of investments and payments of dividends to its Parent.

Although total certificate sales decreased 41% in 1996 compared to 1995, certificate sales remained strong reflecting clients' ongoing desire for safety of principal. Sales of certificates totaled
$1.0 billion in 1996 compared to $1.8 billion in 1995 and $1.5 billion during 1994. Certificate sales in 1995 benefited from the special introductory promotion of IDSC's 11-month term Flexible Savings certificate which generated sales of $562 million.

The special promotion of the 11-month term Flexible Savings certificate was offered from May 10, 1995 to July 3, 1995, and applied only to sales of new certificate accounts during the promotion period. Certificates sold during the promotion period received a special interest rate of 7.0% for the 11-month term.

Certificate maturities and surrenders totaled $1.7 billion during 1996 compared to $1.0 billion in 1995 and $1.2 billion in 1994. The higher certificate maturities and surrenders in 1996 resulted primarily from $461 million of surrenders of the 11-month Flexible Savings certificate. The surrenders of the 11-month Flexible Savings certificate resulted primarily from lower accrual rates declared by IDSC at term renewal, reflecting interest rates available in the marketplace.

IDSC, as an issuer of face-amount certificates, is affected whenever there is a significant change in interest rates. In view of the uncertainty in the investment markets and due to the short-term repricing nature of certificate reserve liabilities, IDSC continues to invest in securities that provide for more immediate, periodic interest/principal payments, resulting in improved liquidity. To accomplish this, IDSC continues to invest much of its cash flow in mortgage-backed securities and intermediate-term bonds.

IDSC's investment program is designed to maintain an investment portfolio that will produce the highest possible after-tax yield within acceptable risk standards with additional emphasis on liquidity. The program considers investment securities as investments acquired to meet anticipated certificate owner obligations.

Under Statement of Financial Accounting Standards (SFAS) No. 115, Accounting for Certain Investments in Debt and Equity Securities, debt securities that IDSC has both the positive intent and ability to hold to maturity are carried at amortized cost. Debt securities IDSC does not have the positive intent to hold to maturity, as well as all marketable equity securities, are classified as available for sale and carried at fair value. The available-for-sale classification does not mean that IDSC expects to sell these securities, but that under SFAS No. 115 positive intent criteria, these securities are available to meet possible liquidity needs should there be significant changes in market interest rates or certificate owner demand. See notes 1 and 3 to the financial statements for additional information relating to SFAS No. 115.

At Dec. 31, 1996, securities classified as held to maturity and carried at amortized cost were $.9 billion. Securities classified as available for sale and carried at fair value were $2.2 billion. These securities, which comprise 88% of IDSC's total invested assets, are well diversified. Of these securities, 98% have fixed maturities of which 93% are of investment grade. Other than U.S. Government Agency mortgage-backed securities, no one issuer represents more than 1% of total securities. See note 3 to financial statements for additional information on ratings and diversification.

During the year ended Dec. 31, 1996, IDSC sold held-to-maturity securities with an amortized cost and fair value of $2.3 million and $1.8 million, respectively. The securities were sold due to significant deterioration in the issuers' creditworthiness. In addition, a held-to-maturity security with an amortized cost of $20 million was tendered for $23.2 million. By not accepting the tender offer, Management believes it would have left IDSC vulnerable to issuer's credit deterioration and it is reasonably probable, impairment of investment and /or dividends would occur.
During the same period in 1996, securities classified as available
PAGE 44

for sale were sold with an amortized cost and fair value of $319 million and $314 million, respectively. The securities were sold primarily to cover the cash outflows from surrenders of the 11-month Flexible Savings certificate.

During the year ended Dec. 31, 1995, investment securities, primarily municipal bonds, with an amortized cost and fair value of $112 million and $117 million, respectively, were reclassified from held to maturity to available for sale. The reclassification was made on Dec. 4, 1995, as a result of IDSC adopting the FASB Special Report, A Guide to Implementation of Statement 115 on Accounting for Certain Investments in Debt and Equity Securities. There were no other transfers of securities during the years 1996 and 1995.

Derivative financial instruments:

IDSC enters into transactions involving interest rate caps, and purchased and written call options to manage its exposure to rising interest rates. IDSC does not enter into such transactions for trading purposes. There is a possibility that the value of these instruments will change due to fluctuations in a factor from which the instruments derive their values. IDSC is not subject to this market risk because these instruments are largely used to hedge such risks, and therefore, the cash flow and income effects of the instruments are inverse to the effects of the underlying transactions. See note 9 to financial statements for additional information regarding derivative financial instruments.

Dividends:

Cash dividends of $65 million were paid to IDSC's Parent in 1996.

Ratios:

The ratio of stockholder's equity, excluding net unrealized holding gains on investment securities, to total assets less certificate loans and net unrealized holding gains on investment securities at Dec. 31, 1996 was 5.2% compared to 5.8% in 1995. IDSC's current regulatory requirement is a ratio of 5.0%.

PAGE 45
IDS Certificate Company

Responsibility for Preparation of Financial Statements

The management of IDS Certificate Company (IDSC) is responsible for the preparation and fair presentation of its financial statements. The financial statements have been prepared in conformity with generally accepted accounting principles appropriate in the circumstances, and include amounts based on the best judgment of management. IDSC's management is also responsible for the accuracy and consistency of other financial information included in the prospectus.

In recognition of its responsibility for the integrity and objectivity of data in the financial statements, IDSC maintains a
system of internal control over financial reporting.   The system
is designed to provide reasonable, but not absolute, assurance with respect to the reliability of IDSC's financial statements. The concept of reasonable assurance is based on the notion that the cost of the internal control system should not exceed the benefits derived.

The internal control system is founded on an ethical climate and includes an organizational structure with clearly defined lines of responsibility, policies and procedures, a Code of Conduct, and the careful selection and training of employees. Internal auditors monitor and assess the effectiveness of the internal control system and report their findings to management throughout the year.
IDSC's independent auditors are engaged to express an opinion on the year-end financial statements and, with the coordinated support of the internal auditors, review the financial records and related data and test the internal control system over financial reporting.

Annual Financial Information

Report of Independent Auditors

The Board of Directors and Security Holders
IDS Certificate Company:

We have audited the accompanying balance sheets of IDS Certificate Company, a wholly owned subsidiary of American Express Financial Corporation, as of December 31, 1996 and 1995, and the related statements of operations, stockholder's equity and cash flows for each of the three years in the period ended December 31, 1996. These financial statements are the responsibility of the management of IDS Certificate Company. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1996 and 1995 by correspondence with custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of IDS Certificate Company at December 31, 1996 and 1995, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1996, in conformity with generally accepted accounting principles.

As discussed in note 1 to the financial statements, IDS Certificate Company changed its method of accounting for certain investments in debt and equity securities in 1994.



ERNST & YOUNG  LLP
Minneapolis, Minnesota
February 7, 1997

PAGE 47

Balance Sheets, Dec. 31,

Assets

Qualified Assets (note 2)                                       1996            1995
                                                                    ($ thousands)
Investments in unaffiliated issuers (notes 3, 4 and 10):
  Cash and cash equivalents                                    $111,331        $56,873
  Held-to-maturity securities                                   863,921      1,002,905
  Available-for-sale securities                               2,212,968      2,408,491
  First mortgage loans on real estate                           218,697        233,394
  Certificate loans - secured by certificate reserves            43,509         51,147
Investments in and advances to affiliates                         6,444          5,655

Total investments                                             3,456,870      3,758,465

Receivables:
  Dividends and interest                                         44,013         49,632
  Investment securities sold                                        654         42,872

Total receivables                                                44,667         92,504

Other (notes 9 and 10)                                           36,164         32,778

Total qualified assets                                        3,537,701      3,883,747


Other Assets

Deferred distribution fees                                       25,525         28,286
Other                                                                 8             98

Total other assets                                               25,533         28,384


Total assets                                                 $3,563,234     $3,912,131

See notes to financial statements.

PAGE 48
Balance Sheets, Dec. 31,

Liabilities and Stockholder's Equity

Liabilities                                                     1996            1995
                                                                    ($ thousands)
Certificate Reserves (notes 5 and 10):
  Installment certificates:
    Reserves to mature                                         $344,344     $330,415
    Additional credits and accrued interest                      21,931       21,555
    Advance payments and accrued interest                         1,198        1,394
    Other                                                            55           55
  Fully paid certificates:
    Reserves to mature                                        2,747,690    3,127,301
    Additional credits and accrued interest                     167,673      147,468
  Due to unlocated certificate holders                              300          386

Total certificate reserves                                    3,283,191    3,628,574

Accounts Payable and Accrued Liabilities:
  Due to Parent (note 7A)                                         1,424        1,541
  Due to Parent for federal income taxes                          1,737          103
  Due to affiliates (note 7B, 7C and 7D)                            279        2,068
  Payable for investment securities purchased                    61,979          -
  Accounts payable, accrued expenses and other (notes 9 and 10)  11,977       12,249

Total accounts payable and accrued liabilities                   77,396       15,961

Deferred federal income taxes (note 8)                            8,097       17,289

Total liabilities                                             3,368,684    3,661,824

Commitments (note 4)

Stockholder's Equity (notes 5B, 5C, and 6):

Common stock, $10 par - authorized and issued 150,000 shares      1,500        1,500
Additional paid-in capital                                      143,844      168,844
Retained earnings:
 Appropriated for predeclared additional credits/interest        11,989       18,878
  Appropriated for additional interest on advance payments           50           50
  Unappropriated                                                 22,728       31,612
Unrealized holding gains on investment
  securities - net (note 3A)                                     14,439       29,423

Total stockholder's equity                                      194,550      250,307

Total liabilities and stockholder's equity                   $3,563,234   $3,912,131

See notes to financial statements.

PAGE 49
Statements of Operations

Year ended Dec. 31,                            1996           1995           1994
                                                          ($thousands)
Investment Income:
Interest income from investments:
  Bonds and notes:
    Unaffiliated issuers                     $184,653       $181,902       $125,546
  Mortgage loans on real estate:
    Unaffiliated                               19,583         22,171         24,006
    Affiliated                                     36             56             68
  Certificate loans                             2,533          2,963          3,342
Dividends                                      44,100         48,614         54,170
Other                                             576          1,207            843

Total investment income                       251,481        256,913        207,975

Investment Expenses:
Parent and affiliated company fees (note 7):
  Distribution                                 32,732         33,977         27,007
  Investment advisory and services             16,989         16,472         13,565
  Depositary                                      228            242            183
Options (note 9)                               10,156          8,038          9,854
Interest rate caps/corridors (note 9)           2,351          3,725          7,608
Other                                             395            363            473

Total investment expenses                      62,851         62,817         58,690

Net investment income before provision
 for certificate reserves and income
 tax benefit                                 $188,630       $194,096       $149,285

See notes to financial statements.

PAGE 50
Statements of Operations (continued)


Year ended Dec. 31,                                     1996           1995           1994
                                                                    ($thousands)
Provision for Certificate Reserves (notes 5 and 9):
According to the terms of the certificates:
  Provision for certificate reserves                 $10,445        $11,009        $13,317
  Interest on additional credits                       1,487          2,300          3,174
  Interest on advance payments                            61             73             61
Additional credits/interest authorized by IDSC:
  On fully paid certificates                         155,411        157,857         85,101
  On installment certificates                          5,637          6,288          6,741

Total provision before reserve recoveries            173,041        177,527        108,394
Reserve recoveries from terminations
 prior to maturity                                    (1,073)        (1,120)        (1,106)

Net provision for certificate reserves               171,968        176,407        107,288

Net investment income before income tax benefit       16,662         17,689         41,997
Income tax benefit (note 8)                            6,537          9,097          2,663

Net investment income                                 23,199         26,786         44,660

Realized gain (loss) on investments - net:
  Securities of unaffiliated issuers                    (444)           452         (7,514)
  Other-unaffiliated                                     101           (120)         1,638

Total gain (loss) on investments                        (343)           332         (5,876)

Income tax benefit (expense) (note 8):
  Current                                                772            160          2,414
  Deferred                                              (652)          (277)          (367)

Total income tax benefit (expense)                       120           (117)         2,047

Net realized gain (loss) on investments                 (223)           215         (3,829)

Net income - wholly owned subsidiary                   1,251            373            241

Net income                                           $24,227        $27,374        $41,072

See notes to financial statements.

PAGE 51
Statements of Stockholder's Equity


Year ended Dec. 31,                                                        1996           1995          1994
                                                                                      ($thousands)

Common Stock:
Balance at beginning and end of year                                     $1,500         $1,500        $1,500

Additional Paid-in Capital:
Balance at beginning of year                                           $168,844       $140,344      $147,144

Contribution from Parent                                                      -         28,500         3,000
Cash dividends declared                                                 (25,000)             -        (9,800)

Balance at end of year                                                 $143,844       $168,844       $140,344

Retained Earnings:
Appropriated for predeclared additional credits/interest (note 5B):
Balance at beginning of year                                            $18,878        $18,398         $2,726
Transferred from (to) unappropriated
 retained earnings                                                       (6,889)           480         15,672

Balance at end of year                                                  $11,989        $18,878        $18,398

Appropriated for additional interest on advance payments (note 5C):
Balance at beginning of year                                                $50            $50            $25
Transferred from (to) unappropriated
 retained earnings                                                            -              -             25

Balance at end of year                                                      $50            $50            $50

Unappropriated (note 6):
Balance at beginning of year                                            $31,612         $4,718         $9,743
Net income                                                               24,227         27,374         41,072
Transferred (to) from appropriated
 retained earnings                                                        6,889           (480)       (15,697)
Cash dividends declared                                                 (40,000)             -        (30,400)

Balance at end of year                                                  $22,728        $31,612         $4,718

Unrealized holding gains and losses on investment securities -
  net (notes 1 and 3A):
Balance at beginning of year                                            $29,423       ($23,158)            $-
Adjustment due to initial application of SFAS 115                             -              -          8,827
Change during year                                                      (14,984)        52,581        (31,985)

Balance at end of year                                                  $14,439        $29,423       ($23,158)

Total stockholder's equity                                             $194,550       $250,307       $141,852


See notes to financial statements.

PAGE 52
Statements of Cash Flows


Year ended Dec. 31,                              1996           1995           1994
                                                             ($ thousands)
Cash flows from operating activities:
Net income                                     $24,227        $27,374        $41,072
Adjustments to reconcile net income to net
cash provided by operating activities:
  Net income of wholly owned subsidiary         (1,251)          (373)          (241)
  Provision for certificate reserves           171,968        176,407        107,288
  Interest income added to certificate loans    (1,631)        (1,902)        (2,133)
  Amortization of premium/discount-net          14,039         19,232         22,114
  Net loss (gain) on investments                   343           (332)         5,876
  Decrease (increase) in dividends and
   interest receivable                           5,619         (7,371)        (1,829)
  Decrease (increase) in deferred
   distribution fees                             2,761         (1,144)        (7,527)
  Decrease (increase) in other assets                -            466           (466)
  Decrease (increase) in deferred federal
   income taxes                                 (1,124)        (2,652)         4,263
  Decrease in other liabilities                   (679)        (1,549)        (3,210)

Net cash provided by operating activities      214,272        208,156        165,207

Cash flows from investing activities:
Maturity and redemption of investments:
  Held-to-maturity securities                  163,066        315,766        350,411
  Available-for-sale securities                537,565        325,521        173,547
  Other investments                             52,189         46,004         35,130
Sale of investments:
  Held-to-maturity securities                   24,984         22,305          3,164
  Available-for-sale securities                356,194         48,372        267,808
  Other investments                                385             21              -
Certificate loan payments                        6,003          6,061          7,508
Purchase of investments:
  Held-to-maturity securities                  (49,984)      (208,140)       (46,080)
  Available-for-sale securities               (617,138)    (1,397,983)      (830,826)
  Other investments                            (28,617)       (17,234)        (9,208)
Certificate loan fundings                       (5,288)        (7,776)        (7,603)
Investment in subsidiary                             -              -           (450)

Net cash provided by (used in)
  investing activities                        $439,359      ($867,083)      ($56,599)

See notes to financial statements.

PAGE 53
Statements of Cash Flows (continued)


Year ended Dec. 31,                              1996           1995           1994
                                                              ($ thousands)

Cash flows from financing activities:
Payments from certificate owners              $1,129,023     $1,577,884     $1,185,762

Capital contribution from Parent                  -              28,500          3,000
Certificate maturities and cash surrenders    (1,663,196)    (1,030,712)    (1,171,101)
Dividends paid                                   (65,000)             -        (40,200)

Net cash provided by (used in)
  financing activities                          (599,173)       575,672        (22,539)

Net increase (decrease) in cash and
  cash equivalents                                54,458        (83,255)         86,069
Cash and cash equivalents beginning of year       56,873        140,128          54,059

Cash and cash equivalents end of year           $111,331        $56,873        $140,128


Supplemental disclosures including non-cash transactions:
Cash received for income taxes                    $7,195         $6,854          $2,416
Certificate maturities and surrenders through
  loan reductions                                  8,554         10,673          11,454

See notes to financial statements.

PAGE 54
Notes to Financial Statements ($ in thousands unless indicated otherwise)

1. Nature of business and summary of significant accounting policies

Nature of business

IDS Certificate Company (IDSC) is a wholly owned subsidiary of American Express Financial Corporation (Parent), which is a wholly owned subsidiary of American Express Company. IDSC is registered as an investment company under the Investment Company Act of 1940 (the 1940 Act) and is in the business of issuing face-amount investment certificates. The certificates issued by IDSC are not insured by any government agency. IDSC's certificates are sold primarily by American Express Financial Advisors Inc.'s (an affiliate) field force operating in 50 states, the District of Columbia and Puerto Rico. IDSC's Parent acts as investment advisor for IDSC.

IDSC currently offers nine types of certificates with specified maturities ranging from four to twenty years. Within their specified maturity, most certificates have interest rate terms of one to thirty-six months. In addition, one type of certificate has interest tied, in whole or in part, to any upward movement in a broad-based stock market index. Except for three types of certificates, all of the certificates are available as qualified investments for Individual Retirement Accounts or 401(k) plans and other qualified retirement plans.

IDSC's gross income is derived primarily from interest and dividends generated by its investments. IDSC's net income is determined by deducting from such gross income its provision for certificate reserves, and other expenses, including taxes, the fee paid to Parent for investment advisory and other services, and the distribution fees paid to American Express Financial Advisors Inc.

Described below are certain accounting policies that are important to an understanding of the accompanying financial statements.

Basis of financial statement presentation

The accompanying financial statements are presented in accordance with generally accepted accounting principles. IDSC uses the equity method of accounting for its wholly owned unconsolidated subsidiary, which is the method prescribed by the Securities and Exchange Commission (SEC) for issuers of face-amount certificates. Certain amounts from prior years have been reclassified to conform to the current year presentation.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities and the reported amounts of income and expenses during the year then ended. Actual results could differ from those estimates.

PAGE 55
Notes to Financial Statements (continued)

Fair values of financial instruments

The fair values of financial instruments disclosed in the notes to financial statements are estimates based upon current market conditions and perceived risks, and require varying degrees of management judgment.

Preferred stock dividend income

IDSC recognizes dividend income from cumulative redeemable preferred stocks with fixed maturity amounts on an accrual basis similar to that used for recognizing interest income on debt securities. Dividend income from perpetual preferred stock is recognized on an ex-dividend basis.

Securities

Cash equivalents are carried at amortized cost, which approximates fair value. IDSC has defined cash and cash equivalents as cash in banks and highly liquid investments with a maturity of three months or less at acquisition and are not interest rate sensitive.


As of Jan. 1, 1994, IDSC adopted Statement of Financial Accounting Standards (SFAS) No. 115, Accounting for Certain Investments in Debt and Equity Securities. Under the new rules, debt securities that IDSC has both the positive intent and ability to hold to maturity are carried at amortized cost. Debt securities IDSC does not have the positive intent to hold to maturity, as well as all marketable equity securities, are classified as available for sale and carried at fair value. Unrealized holding gains and losses on securities classified as available for sale are carried, net of deferred income taxes, as a separate component of stockholder's equity. The opening balance of stockholder's equity was increased by $8,827 (net of $4,752 in deferred income taxes) to reflect the net unrealized holding gains on securities classified as available for sale previously carried at amortized cost or the lower of cost or market.

The basis for determining cost in computing realized gains and losses on securities is specific identification. When there is a decline in value that is other than temporary, the securities are carried at estimated realizable value with the amount of adjustment included in income.

First mortgage loans on real estate

Mortgage loans are carried at amortized cost, less reserves for losses, which is the basis for determining any realized gains or losses. The estimated fair value of the mortgage loans is determined by a discounted cash flow analysis using mortgage interest rates currently offered for mortgages of similar maturities.

PAGE 56
Notes to Financial Statements (continued)

Impairment is measured as the excess of the loan's recorded investment over its present value of expected principal and interest payments discounted at the loan's effective interest rate, or the fair value of collateral. The amount of the impairment is recorded in a reserve for mortgage loan losses.

The reserve for mortgage loan losses is maintained at a level that management believes is adequate to absorb estimated losses in the portfolio. The level of the reserve account is determined based on several factors, including historical experience, expected future principal and interest payments, estimated collateral values, and current and anticipated economic and political conditions. Management regularly evaluates the adequacy of the reserve for mortgage loan losses.

IDSC generally stops accruing interest on mortgage loans for which interest payments are delinquent more than three months. Based on Management's judgement as to the ultimate collectibility of principal, interest payments received are either recognized as income or applied to the recorded investment in the loan.

Certificates

Investment certificates may be purchased either with a lump-sum payment or by installment payments. Certificate owners are entitled to receive at maturity a definite sum of money. Payments from certificate owners are credited to investment certificate reserves. Investment certificate reserves accumulate at specified percentage rates as declared by IDSC. Reserves also are maintained for advance payments made by certificate owners, accrued interest thereon, and for additional credits in excess of minimum guaranteed rates and accrued interest thereon. On certificates allowing for the deduction of a surrender charge, the cash surrender values may be less than accumulated investment certificate reserves prior to maturity dates. Cash surrender values on certificates allowing for no surrender charge are equal to certificate reserves. The payment distribution, reserve accumulation rates, cash surrender values, reserve values and other matters are governed by the 1940 Act.

Deferred distribution fee expense

On certain series of certificates, distribution fees are deferred and amortized over the estimated lives of the related certificates, which is approximately 10 years. Upon surrender, unamortized deferred distribution fees and any related surrender charges are recognized in income.

Federal income taxes

IDSC's taxable income or loss is included in the consolidated federal income tax return of American Express Company. IDSC provides for income taxes on a separate return basis, except that, under an agreement between Parent and American Express Company, tax benefits are recognized for losses to the extent they can be used PAGE 57
Notes to Financial Statements (continued)

in the consolidated return. It is the policy of Parent and its subsidiaries that Parent will reimburse a subsidiary for any tax benefits recorded.

2.  Deposit of assets and maintenance of qualified assets

A) Under the provisions of its certificates and the 1940 Act, IDSC was required to have qualified assets (as that term is defined in Section 28(b) of the 1940 Act) in the amount of $3,259,260 and $3,619,188 at Dec. 31, 1996 and 1995, respectively. IDSC had qualified assets of $3,453,508 at Dec. 31, 1996 and $3,838,482 at
Dec. 31, 1995, excluding net unrealized appreciation on available-for-sale securities of $22,214 and $45,265 at Dec. 31,1996 and 1995, respectively and payable for securities purchased of $61,979 and $nil at Dec. 31, 1996 and 1995, respectively.

Qualified assets are valued in accordance with such provisions of Minnesota Statutes as are applicable to investments of life insurance companies. Qualified assets for which no provision for valuation is made in such statutes are valued in accordance with rules, regulations or orders prescribed by the SEC. These values are the same as financial statement carrying values, except for debt securities classified as available for sale and all marketable equity securities, which are carried at fair value in the financial statements but are valued at amortized cost for qualified asset and deposit maintenance purposes.

B) Pursuant to provisions of the certificates, the 1940 Act, the central depositary agreement and to requirements of various states, qualified assets of IDSC were deposited as follows:


                                                Dec. 31, 1996

                                                Required
                               Deposits         deposits         Excess
Deposits to meet certificate
liability requirements:
States                               $362           $330              $32
Central Depositary              3,355,041      3,203,076          151,965

Total                          $3,355,403     $3,203,406         $151,997



PAGE 58
Notes to Financial Statements (continued)
                                                   Dec. 31, 1995

                                                   Required
                                 Deposits          deposits        Excess
Deposits to meet certificate
liability requirements:
States                               $414              $384           $30
Central Depositary              3,678,295         3,548,334       129,961


Total                          $3,678,709        $3,548,718      $129,991


The assets on deposit at Dec. 31, 1996 and 1995 consisted of securities having a deposit value of $3,117,715 and $3,435,074, respectively; mortgage loans of $218,697 and $229,554, respectively; and other assets of $18,991 and $14,081, respectively. Mortgage loans on deposit include an affiliated mortgage loan at Dec. 31, 1995.

American Express Trust Company is the central depositary for IDSC.
See note 7C.

3.  Investments in securities

A) Fair values of investments in securities represent market prices or estimated fair values when quoted prices are not available. Estimated fair values are determined by IDSC using established procedures, involving review of market indexes, price levels of current offerings and comparable issues, price estimates and market data from independent brokers and financial files. The procedures are reviewed annually. IDSC's vice president - investments reports to the board of directors on an annual basis regarding such pricing sources and procedures to provide assurance that fair value is being achieved.

The following is a summary of securities held to maturity and securities available for sale at Dec. 31, 1996 and Dec. 31, 1995.


                                                                    Dec. 31, 1996
                                                                                 Gross            Gross
                                            Amortized              Fair          unrealized       unrealized
                                            cost                   value         gains            losses
HELD TO MATURITY
U.S. Government and agencies obligations         $362               $365            $4                $1
Mortgage-backed securities                     38,435             38,834           743               344
Corporate debt securities                     266,642            274,235         8,447               854
Stated maturity preferred stock               558,482            576,603        19,513             1,392

                                             $863,921           $890,037       $28,707            $2,591
AVAILABLE FOR SALE
Mortgage-backed securities                 $1,009,738         $1,021,603       $14,164            $2,299
State and municipal obligations                55,876             57,726         1,850                 -
Corporate debt securities                   1,000,316          1,008,077        10,808             3,047
Stated maturity preferred stock                52,458             52,139           109               428
Perpetual preferred stock                      68,000             68,282           317                35
Common stock                                    4,366              5,141           775                 -

                                           $2,190,754         $2,212,968       $28,023            $5,809

PAGE 59
Notes to Financial Statements (continued)


                                                                    Dec. 31, 1995

                                                                                 Gross            Gross
                                            Amortized              Fair          unrealized       unrealized
                                            cost                   value         gains            losses
HELD TO MATURITY
U.S. Government and agencies obligations         $415               $427           $12               $-
Mortgage-backed securities                     54,477             55,708         1,234                3
Corporate debt securities                     333,861            348,860        15,029               30
Stated maturity preferred stock               614,152            643,436        30,072              788

                                           $1,002,905         $1,048,431       $46,347             $821
AVAILABLE FOR SALE
Mortgage-backed securities                 $1,321,051         $1,340,956       $21,349           $1,444
State and municipal obligations               101,399            105,680         4,281                -
Corporate debt securities                     918,792            939,878        22,638            1,552
Stated maturity preferred stock                21,229             21,365           192               56
Common stock                                      755                612             -              143

                                           $2,363,226         $2,408,491       $48,460           $3,195

The amortized cost and fair value of securities held to maturity and available for sale, by contractual maturity, at Dec. 31, 1996, are shown below. Cash flows will differ from contractual maturities because issuers may have the right to call or prepay obligations.

                                               Amortized       Fair
                                                  cost        value

HELD TO MATURITY
Due within 1 year                               $34,448     $34,948
Due after 1 through 5 years                     400,592     414,987
Due after 5 years through 10 years              211,557     217,449
Due after 10 years                              178,889     183,819
                                                825,486     851,203
Mortgage-backed securities                       38,435      38,834


                                               $863,921    $890,037

AVAILABLE FOR SALE
Due within 1 year                              $109,402    $109,963
Due after 1 through 5 years                     642,863     647,886
Due after 5 years through 10 years              204,675     207,250
Due after 10 years                              151,710     152,843

                                              1,108,650   1,117,942

Mortgage-backed securities                    1,009,738   1,021,603

Perpetual preferred stock                        68,000      68,282
Common stock                                      4,366       5,141

                                             $2,190,754  $2,212,968

During the years ended Dec. 31, 1996 and 1995, there were no securities classified as trading securities.

PAGE 60
Notes to Financial Statements (continued)


The proceeds from sales of available-for-sale securities and the gross realized gains and gross realized losses on those sales during the years ended Dec. 31, 1996, 1995 and 1994, were as follows:

                               1996          1995            1994

Proceeds                   $313,976       $83,970        $265,008

Gross realized gains            456            36             363
Gross realized losses         5,836         1,854          10,140

Sales of held-to-maturity securities, due to significant credit deterioration, during the years ended Dec. 31, 1996, 1995 and 1994, were as follows:

                            1996          1995          1994

Amortized cost           $22,297       $22,782        $3,158

Gross realized gains       3,200             2             5
Gross realized losses        513           479             -


During the year ended Dec. 31, 1996, no securities were reclassified from held to maturity to available for sale. During the year ended Dec. 31, 1995, securities with an amortized cost and fair value of $111,967 and $116,882, respectively, were reclassified from held to maturity to available for sale. The reclassification was made on Dec. 4, 1995, as a result of adopting the FASB Special Report, A Guide to Implementation of Statement 115 on Accounting for Certain Investments in Debt and Equity Securities.

B) Investments in securities with fixed maturities comprised 85% and 90% of IDSC's total invested assets at Dec. 31, 1996 and 1995, respectively. Securities are rated by Moody's and Standard & Poors (S&P), or by Parent's internal analysts, using criteria similar to Moody's and S&P, when a public rating does not exist. A summary of investments in securities with fixed maturities by rating of investment is as follows:

Rating                     1996             1995

Aaa/AAA                      41%              44%
Aa/AA                         1                2
Aa/A                          1                2
A/A                          20               23
A/BBB                         6                6
Baa/BBB                      24               20
Below investment grade        7                3

                            100%             100%

PAGE 61
Notes to Financial Statements (continued)

Of the securities rated Aaa/AAA, 87% at Dec. 31, 1996 and 92% at Dec. 31, 1995 are U.S. Government Agency mortgage-backed securities that are not rated by a public rating agency. Approximately 11% at Dec. 31, 1996 and 1995 of other securities with fixed maturities are rated by Parent's internal analysts. At Dec. 31, 1996 and 1995 no one issuer, other than U.S. Government Agency mortgage-backed securities, is greater than 1% of IDSC's total investment in securities with fixed maturities.

C) IDSC reserves freedom of action with respect to its acquisition of restricted securities that offer advantageous and desirable investment opportunities. In a private negotiation, IDSC may purchase for its portfolio all or part of an issue of restricted securities. Since IDSC would intend to purchase such securities for investment and not for distribution, it would not be acting as a distributor if such securities are resold by IDSC at a later date.

The fair values of restricted securities are determined by the board of directors using the procedures and factors described in note 3A.

In the event IDSC were to be deemed to be a distributor of the restricted securities, it is possible that IDSC would be required to bear the costs of registering those securities under the Securities Act of 1933, although in most cases such costs would be borne by the issuer of the restricted securities.

4.  Investments in first mortgage loans on real estate

At Dec. 31, 1996 and 1995, IDSC's recorded investment in impaired mortgage loans was $847 and $1,004, respectively, and the reserve for loss on those amounts was $611. During 1996 and 1995, the average recorded investment in impaired mortgage loans was $925 and $1,052, respectively.

IDSC recognized $88 and $53 of interest income related to impaired mortgage loans for the years ended Dec. 31, 1996 and 1995, respectively.

There were no changes in the reserve for loss on mortgage loans of $611 during the years ended Dec. 31, 1996 and 1995.


At Dec. 31, 1996 and 1995, approximately 6% of IDSC's invested assets were first mortgage loans on real estate. A summary of first mortgage loans by region and type of real estate is as follows:

Region                            1996             1995

South Atlantic                      22%              22%
East North Central                  21               22
West North Central                  17               19
Mountain                            15                9
Middle Atlantic                     14               17

PAGE 62
Notes to Financial Statements (continued)

West South Central                   5                5
Pacific                              3                3
New England                          3                3

                                   100%             100%

Property Type                     1996             1995

Retail/shopping centers             36%              32%
Apartments                          33               39
Industrial buildings                13               12
Office buildings                     9                8

Retirement homes                     -                1

Other                                9                8

                                   100%             100%

The carrying amounts and fair values of first mortgage loans on real estate are as follows at Dec. 31. The fair values are estimated using discounted cash flow analysis, using market interest rates currently being offered for loans with similar maturities.

                                              Dec. 31, 1996          Dec. 31, 1995
                                        Carrying         Fair    Carrying         Fair
                                        amount          value    amount          value
First mortgage loans on real estate     $219,308      $221,253   $234,005     $248,860
Reserve for losses                          (611)         -          (611)        -

Net first mortgage loans on real estate $218,697      $221,253   $233,394     $248,860

At Dec. 31, 1996 and 1995, commitments for fundings of first mortgage loans, at market interest rates, aggregated $9,300 and $nil, respectively. IDSC employs policies and procedures to ensure the creditworthiness of the borrowers and that funds will be available on the funding date. IDSC's loan fundings are restricted to 80% or less of the market value of the real estate at the time of the loan funding. Management believes there is no fair value for these commitments.

5.  Certificate reserves

Reserves maintained on outstanding certificates have been computed in accordance with the provisions of the certificates and Section
28 of the 1940 Act. The average rates of accumulation on certificate reserves at Dec. 31, 1996 and 1995 were:

                                                             1996
                                                          Average         Average
                                                           gross        additional
                                             Reserve    accumulation       credit
                                             balance        rate            rate
Installment certificates:
Reserves to mature:
  With guaranteed rates                      $32,512        3.50%          1.35%
  Without guaranteed rates (A)               311,832           -           2.97
Additional credits and accrued interest       21,931        3.14              -
Advance payments and accrued interest (C)      1,198        3.15           1.70
PAGE 63
Notes to Financial Statements (continued)

Other                                             55           -              -
Fully paid certificates:
Reserves to mature:
  With guaranteed rates                      187,272        3.23           1.79
  Without guaranteed rates (A) and (D)     2,560,418           -           5.03
Additional credits and accrued interest      167,673        3.23              -
Due to unlocated certificate holders             300           -              -
                                          $3,283,191


                                                           1995
                                                          Average         Average
                                                           gross         additional
                                             Reserve    accumulation       credit
                                             balance       rate             rate

Installment certificates:
Reserves to mature:
  With guaranteed rates                      $40,232        3.50%           1.35%
  Without guaranteed rates (A)               290,183           -            3.23
Additional credits and accrued interest       21,555        3.13               -
Advance payments and accrued interest          1,394        3.13            1.72
Other                                             55           -               -
Fully paid certificates:
Reserves to mature:
  With guaranteed rates                      210,365        3.24            1.85
  Without guaranteed rates (A) and (D)     2,916,936           -            5.70
Additional credits and accrued interest      147,468        3.26               -
Due to unlocated certificate holders            386            -               -

                                          $3,628,574

A) There is no minimum rate of accrual on these reserves. Interest is declared periodically, quarterly or annually, in accordance with the terms of the separate series of certificates.

B) On certain series of single payment certificates, additional interest is predeclared for periods greater than one year. At Dec. 31, 1996, $11,989 of retained earnings had been appropriated for the predeclared additional interest, which represents the difference between certificate reserves on these series, calculated on a statutory basis, and the reserves maintained per books.

C) Certain series of installment certificates guarantee accrual of interest on advance payments at an average of 3.15%. IDSC has increased the rate of accrual to 4.85% through April 30, 1998. An appropriation of retained earnings amounting to $50 has been made, which represents the estimated additional accrual that will result from the increase granted by IDSC.

D) IDS Stock Market Certificate enables the certificate owner to participate in any relative rise in a major stock market index without risking loss of principal. Generally the certificate has a term of 12 months and may continue for up to 14 successive terms. The reserve balance at Dec. 31, 1996 and 1995 was $309,570 and $211,093, respectively.

E) The carrying amounts and fair values of certificate reserves consisted of the following at Dec. 31, 1996 and 1995. Fair values of certificate reserves with interest rate terms of one year or less approximated the carrying values less any applicable surrender charges.

PAGE 64
Notes to Financial Statements (continued)

The fair values for other certificate reserves are determined by a discounted cash flow analysis using interest rates currently offered for certificates with similar remaining terms, less any applicable surrender charges.

                                                          1996                       1995
                                                 Carrying         Fair       Carrying         Fair
                                                 amount          value       amount          value
Reserves with terms of one year or less       $2,637,144     $2,635,835   $2,900,947    $2,899,542
Other                                            646,047        630,141      727,627       765,110

Total certificate reserves                     3,283,191      3,265,976    3,628,574     3,664,652
Unapplied certificate transactions                 1,217          1,217        1,545         1,545
Certificate loans and accrued interest           (43,980)       (43,980)     (51,707)      (51,707)

Total                                         $3,240,428     $3,223,213   $3,578,412    $3,614,490

6.  Dividend restriction

Certain series of installment certificates outstanding provide that cash dividends may be paid by IDSC only in calendar years for which additional credits of at least one-half of 1% on such series of certificates have been authorized by IDSC. This restriction has been removed for 1997 and 1998 by IDSC's declaration of additional credits in excess of this requirement.

7. Fees paid to Parent and affiliated companies ($ not in thousands)

A) The basis of computing fees paid or payable to Parent for investment advisory and other general and administrative services is:

The investment advisory and services agreement with Parent provides for a graduated scale of fees equal on an annual basis to 0.75% on the first $250 million of total book value of assets of IDSC, 0.65% on the next $250 million, 0.55% on the next $250 million, 0.50% on the next $250 million and 0.45% on the amount in excess of $1 billion. The fee is payable monthly in an amount equal to one-twelfth of each of the percentages set forth above. Excluded from assets for purposes of this computation are first mortgage loans, real estate and any other asset on which IDSC pays an outside service fee.

B) The basis of computing fees paid or payable to American Express Financial Advisors Inc. (an affiliate) for distribution services is:

Fees payable to American Express Financial Advisors Inc. on sales of IDSC's certificates are based upon terms of agreements giving American Express Financial Advisors Inc. the exclusive right to distribute the certificates covered under the agreements. The agreements provide for payment of fees over a period of time. The aggregate fees payable under the agreements per $1,000 face amount of installment certificates and $1,000 purchase price of single payments, and a summary of the periods over which the fees are
payable, shown by series are:
PAGE 65

                                                                        Number of
                                                                        certificate
                                                                        years over
                                       Aggregate fees payable           which
                                                                        subsequent
                                             First    Subsequent        years' fees
                                     Total   year     years             are payable
Installment certificates(a)         $30.00   $6.00     $24.00                4
Single-payment certificates          60.00   60.00          -                -
Future Value certificates            50.00   50.00          -                -

(a) At the end of the sixth through the 10th year, an additional fee is payable of 0.5% of the daily average balance of the certificate reserve maintained during the sixth through the 10th year, respectively.

Fees on Cash Reserve and Flexible Savings certificates are paid at a rate of 0.25% of the purchase price at the time of issuance and 0.25% of the reserves maintained for these certificates at the beginning of the second and subsequent quarters from issue date.

Fees on the Investors Certificate are paid at an annualized rate of 1% of the reserves maintained for the certificates. Fees are paid at the end of each term on certificates with a one, two or three-month term. Fees are paid each quarter from date of issuance on certificates with a six, 12, 24 or 36-month term.

Fees on the Preferred Investors Certificate are paid at an annualized rate of 0.66% of the reserves maintained for the certificates. Fees are paid at the end of each term on certificates with a one, two or three-month term. Fees are paid each quarter from date of issuance on certificates with a six, 12, 24 or 36-month term.

Fees on the Stock Market Certificate are paid at a rate of 1.25% of the purchase price on the first day of the certificate's term and 1.25% of the reserves maintained for these certificates at the beginning of each subsequent term.

C) The basis of computing depositary fees paid or payable to American Express Trust Company (an affiliate) is:

Maintenance charge per account      5 cents per $1,000 of assets on deposit

Transaction charge                  $20 per transaction

Security loan activity:
  Depositary Trust Company
    receive/deliver                 $20 per transaction
  Physical receive/deliver          $25 per transaction
  Exchange collateral               $15 per transaction

A transaction consists of the receipt or withdrawal of securities and commercial paper and/or a change in the security position. The charges are payable quarterly except for maintenance, which is an
annual fee.
PAGE 66
Notes to Financial Statements (continued)


D)  The basis for computing fees paid or payable to American
Express Bank  Ltd. (an affiliate) for the distribution of the IDS
Special Deposits certificate on an annualized basis is:

1.25% of the reserves maintained for the certificates on an amount from $100,000 to $249,000, 0.80% on an amount from $250,000 to
$499,000, 0.65% on an amount from $500,000 to $999,000 and 0.50% on an amount $1,000,000 or more. Fees are paid at the end of each term on certificates with a one, two or three-month term. Fees are paid at the end of each quarter from date of issuance on certificates with a six, 12, 24 or 36-month term.

8.  Income taxes

Income tax expense (benefit) as shown in the statement of operations for the three years ended Dec. 31, consists of:

                            1996       1995        1994

Federal:
  Current                ($5,560)   ($6,285)    ($8,743)
  Deferred                (1,124)    (2,652)      3,933
                          (6,684)    (8,937)     (4,810)
State                         27        (43)        100

Total tax benefit        ($6,657)   ($8,980)    ($4,710)

Income tax expense (benefit) differs from that computed by using the U.S. Statutory rate of 35%. The principal causes of the difference in each year are shown below:

                                                    1996       1995        1994

Federal tax expense at U.S. statutory rate        $5,711     $6,307     $12,642
Tax-exempt interest                               (1,517)    (3,339)     (4,205)
Dividend exclusion                               (10,865)   (12,166)    (13,862)
Other, net                                           (13)       261         615

Federal tax benefit                              ($6,684)   ($8,937)    ($4,810)

Deferred income taxes result from the net tax effects of temporary differences. Temporary differences are differences between the tax bases of assets and liabilities and their reported amounts in the financial statements that will result in differences between income for tax purposes and income for financial statement purposes in future years. Principal components of IDSC's deferred tax assets and liabilities as of Dec. 31, are as follows.

PAGE 67
Notes to Financial Statements (continued)

Deferred tax assets:                   1996          1995

Certificate reserves                $13,028        $10,312
Investment reserves                     540            843
Investments                               -            348
Other, net                               19              -

Total deferred tax assets           $13,587        $11,503


Deferred tax liabilities:              1996           1995


Deferred distribution fees           $8,934         $9,900
Investment unrealized gains           7,775         15,843
Purchased/written call options        3,429          1,623
Dividends receivable                    745            892
Investments                             714              -
Return of capital dividends              87            305
Other, net                                -            229

Total deferred tax liabilities       21,684         28,792

Net deferred tax liabilities         $8,097        $17,289

9.  Derivative financial instruments

IDSC enters into transactions involving derivative financial instruments as an end user(nontrading). IDSC uses these instruments to manage its exposure to interest rate risk, including hedging specific transactions. IDSC manages risks associated with these instruments as described below.

Market risk is the possibility that the value of the derivative financial instrument will change due to fluctuations in a factor from which the instrument derives its value, primarily an interest rate or a major market index. IDSC is not impacted by market risk related to derivatives held because derivatives are largely used to manage risk and, therefore, the cash flows and income effects of the derivatives are inverse to the effects of the underlying hedged transactions.

Credit exposure is the possibility that the counterparty will not fulfill the terms of the contract. IDSC monitors credit exposure related to derivative financial instruments through established approval procedures, including setting concentration limits by counterparty, reviewing credit ratings and requiring collateral where appropriate. At Dec. 31, 1996, IDSC's counterparties to the interest rate corridors are rated AA or better by nationally recognized rating agencies. The counterparties to the call options are seven major broker/dealers.

The notional or contract amount of a derivative financial
instrument is generally used to calculate the cash flows that are received or paid over the life of the agreement. Notional amounts do not represent market risk or credit exposure and are not
recorded on the balance sheet.
PAGE 68
Notes to Financial Statements (continued)

Credit exposure related to derivative financial instruments is measured by the replacement cost of those contracts at the balance sheet date. The replacement cost represents the fair value of the instrument, and is determined by market values, dealer quotes or pricing models.

IDSC's holdings of derivative financial instruments were as follows at Dec. 31, 1996 and 1995.

                                                                 1996
                                            Notional                                   Total
                                           or contract      Carrying         Fair      credit
                                            amount           value          value     exposure
Assets:
  Interest rate corridors                   $200,000            $-           $188        $188
  Purchased call options                     242,243        36,164         34,987      34,987
  Total                                     $442,243       $36,164        $35,175     $35,175

Liabilities:
  Written call options                      $225,386        $9,552        $17,571         $-

                                                                 1995
                                            Notional                                   Total
                                           or contract      Carrying         Fair      credit
                                            amount           value          value     exposure

Assets:
  Interest rate caps and corridors          $970,000        $3,362         $2,128       $2,128
  Purchased call options                     152,406        27,138         24,161       24,161
  Total                                   $1,122,406       $30,500        $26,289      $26,289

Liabilities:
  Written call options                      $141,782        $9,333        $10,394           $-

The fair values of derivative financial instruments are based on market values, dealer quotes or pricing models. The interest rate corridors expire in Jan. and Feb. of 1997. The options expire throughout 1997.

Interest rate caps/corridors and options are used to manage IDSC's exposure to rising interest rates. These instruments are used primarily to protect the margin between the interest rate earned on investments and the interest rate credited to related investment certificate owners.

The interest rate caps/corridors are reset quarterly and IDSC earns interest on the notional amount to the extent the London Interbank Offering Rate exceeds the reference rates specified in the cap/corridor agreements. These reference rates ranged from 4% to 9%. The cost of interest rate caps/corridors is amortized over the terms of the agreements on a straight line basis and is included in other qualified assets. The amortization, net of any interest earned, is included in investment expenses.

IDSC offers a series of certificates which pay interest based upon the relative change in a major stock market index between the beginning and end of the certificates' term. The certificate owners have the option of participating in the full amount of increase in the index during the term (subject to a specified maximum) or a lesser percentage of the increase plus a guaranteed minimum rate of interest. As a means of hedging its obligations under the provisions of these certificates, IDSC purchases and PAGE 69
Notes to Financial Statements (continued)

writes call options on the major market index. The options are cash settlement options, that is, there is no underlying security to deliver at the time the contract is closed out.

The option contracts are less than one year in term. The premiums paid or received on these index options are reported in other qualified assets or other liabilities, as appropriate, and are amortized into investment expense over the life of the option. The intrinsic value of these index options is also reported in other qualified assets or other liabilities, as appropriate. The unrealized gains and losses related to the changes in the intrinsic value of these options are recognized currently in provision for certificate reserves.

Following is a summary of open option contracts at Dec. 31, 1996 and 1995.

                                              1996
                            Face      Average        Index at
                           amount   strike price   Dec.31,1996

Purchased call options    $242,243      669            741
Written call options       225,386      736            741

                                             1995
                            Face     Average         Index at
                           amount  strike price     Dec.31,1995

Purchased call options   $152,406      539            616
Written call options      141,782      601            616

10.  Fair values of financial instruments

IDSC discloses fair value information for most on- and off-balance sheet financial instruments for which it is practicable to estimate that value. The fair value of the financial instruments presented may not be indicative of their future fair values. The estimated fair value of certain financial instruments such as cash and cash equivalents, receivables for dividends and interest, investment securities sold and other trade receivables, accounts payable due to Parent and affiliates, payable for investment securities purchased and other accounts payable and accrued expenses are approximated to be the carrying amounts disclosed in the balance sheets. Non-financial instruments, such as deferred distribution fees, are excluded from required disclosure. IDSC's off-balance sheet intangible assets, such as IDSC's name and future earnings of the core business are also excluded. IDSC's management believes the value of these excluded assets is significant. The fair value of IDSC, therefore, cannot be estimated by aggregating the amounts presented.

PAGE 70
A summary of fair values of financial instruments as of Dec. 31, is as follows:

                                                                1996                          1995

                                                      Carrying         Fair         Carrying         Fair
                                                        value          value         value           value

Financial assets
  Assets for which carrying values
    approximate fair values                           $155,396       $155,396       $148,746       $148,746
  Investment securities (note 3)                     3,076,889      3,103,005      3,411,396      3,456,922
  First mortgage loans on real estate (note 4)         218,697        221,253        233,394        248,860
  Derivative financial instruments (note 9)             36,164         35,175         30,500         26,289
Financial liabilities
  Liabilities for which carrying values
    approximate fair values                             76,040         76,040         14,247         14,247
  Certificate reserves (note 5)                      3,240,428      3,223,213      3,578,412      3,614,490
  Derivative financial instruments (note 9)              9,552         17,571          9,333         10,394

PAGE 71
(Back cover)

Quick telephone reference

Selling Agent
American Express Bank International

Region Offices
101 East 52nd Street
29th Floor
New York, NY  10022
(212) 415-9500

1221 Brickell Avenue
8th Floor
Miami, FL  33131
(305) 350-2502

Selling Agent
Coutts & Co. (USA) International
421 North Rodeo Drive
Penthouse 1
Beverly Hills, CA 90210-4539
(213) 613-2244

American Express Stock Market Certificate
IDS Tower 10
Minneapolis, MN  55440-0010

Distributed by American Express Financial Advisors Inc.

PAGE 72
Form W-8
Certificate of Foreign Status
(Rev. November 1992)
Department of the Treasury
Internal Revenue Service

Please print or type
Name of Owner (if joint account, also give joint owner's name)
U.S. taxpayer identification number (if any)
Permanent Address (See Specific instructions)(include apt. or suite
no.)
City, province or state, postal code and country
Current Mailing Address, if different from permanent address (Include apt. or suite no., or P.O. box if mail is not delivered to street address.)
City, town, or post office, state, and ZIP code (if foreign address, enter city, province or state, postal code and country.) List account information here (Optional, see Specific
Instructions.)  Account number(s)     Account type

Notice of Change in Status. - To notify the payer, mortgage interest recipient, broker or barter exchange that you no longer qualify for exemption, check here........................................__
  If you check this box, reporting will begin on the account(s) listed.
Please Sign Here
Certification. - (Check applicable box(es). Under penalties of perjury, I certify that:

__ For INTEREST PAYMENTS, I am not a U.S. citizen or resident (or I am filing for a foreign corporation, partnership, estate, or trust).
__ For DIVIDENDS, I am not a U.S. citizen or resident (or I am filing for a foreign corporation, partnership, estate, or trust).
__ For BROKER TRANSACTIONS or BARTER EXCHANGES, I am an exempt foreign person as defined in the instructions below.
Signature ______________________________ Date _____________________

PAGE 73
Form W-8
Form W- (Rev. 11-92)

General Instructions

(Section references are to the Internal Revenue Code unless otherwise noted.)

Purpose - Use Form W-8 or a substitute form containing a substantially similar statement to tell the payer, mortgage interest recipient, middleman, broker, or barter exchange that you are a nonresident alien individual, foreign entity, or exempt foreign person not subject to certain U.S. information return reporting or backup withholding rules.

Caution: Form W-8 does not exempt the payee from the 30% (or lower treaty) nonresident withholding rates.

Nonresident Alien Individual. - For income tax purposes,
"nonresident alien individual" means an individual who is neither a U.S. citizen nor resident. Generally, an alien is considered to be a U.S. resident if:

o The individual was a lawful permanent resident of the United
States at any time during the calendar year, that is, the alien held an immigrant visa (a "green card"), or

o The individual was physically present in the United States on:

(1)  at least 31 days during the calendar year, and
(2) 183 days or more during the current year and the 2 preceding calendar years (counting all the days of physical presence in the current year, one-third the number of days of presence in the first preceding year, and only one-sixth of the number of days in the second preceding year).

See Pub. 519, U.S. Tax Guide for Aliens, for more information on resident and nonresident alien status.

Exempt Foreign Person. - For purposes of this form, you are an exempt foreign person for a calendar year in which:

1. You are a nonresident alien individual or a foreign corporation, partnership, estate or trust,
2. You are an individual who has not been, and plans not to be, present in the United States for a total of 183 days or more during the calendar year, and
3. You are neither engaged, nor plan to be engaged during the year, in a U.S. trade or business that has effectively connected gains from transactions with a broker or barter exchange.

If you do not meet the requirements of 2 or 3 above, you may instead certify on Form 1001, Ownership, Exemption, or Reduced Rate Certificate, that your country has a tax treaty with the United
States that exempts your transactions from U.S. tax.

PAGE 74
Filing Instructions

When To File.-File Form W-8 or substitute form before a payment is made. Otherwise, the payer may have to withhold and send part of the payment to the Internal Revenue Service (see Backup Withholding below). This certificate generally remains in effect for three calendar years. However, the payer may require you to file a new certificate each time a payment is made to you.

Where To File. - File this form with the payer of the qualifying income who is the withholding agent (see Withholding Agent on page
2).  Keep a copy for your own records.

Backup Withholding. - A U.S. taxpayer identification number or Form W-8 or substitute form must be given to the payers of certain income. If a taxpayer identification number or Form W-8 or substitute form is not provided or the wrong taxpayer identification number is provided, these payers may have to withhold 20% of each payment or transaction. This is called
"backup withholding."

Note: On January 1, 1993, the backup withholding rate increases from 20% to 31%.

Reportable payments subject to backup withholding rules are:

o  Interest payments under section 6049(a).
o  Dividend payments under sections 6042(a) and 6044.
o Other payments (i.e., royalties and payments from broker and barter exchanges) under sections 6041, 6041(a), 6045, 6050A and 6050N.

If backup withholding occurs, an exempt foreign person who is a nonresident alien individual may get a refund by filing Form
1040NR, U.S. Nonresident Alien Income Tax Return, with the Internal Revenue Service Center, Philadelphia, PA 19255, even if filing the return is not otherwise required.

U.S. Taxpayer Identification Number. - The Internal Revenue law requires that certain income be reported to the Internal Revenue Service using a U.S. taxpayer identification number (TIN). This number can be a social security number assigned to individuals by the Social Security Administration or an employer identification number assigned to businesses and other entities by the Internal Revenue Service.

Payments to account holders who are foreign persons (nonresident alien individuals, foreign corporations, partnerships, estates or trusts) generally are not subject to U.S. reporting requirements. also, foreign persons are not generally required to have a TIN, nor are they subject to any backup withholding because they do not furnish such a TIN to a payer or broker.

PAGE 75
However, foreign persons with income effectively connected with a trade or business in the United States (income subject to regular (graduated) income tax), must have a TIN. To apply for a TIN, use Form SS-4, Application for Employer Identification Number, available from local Internal Revenue Service offices, or Form SS-5, Application for a Social Security Card, available from Social Security Administration district offices.

Special Rules

Mortgage Interest. - For purposes of the reporting rules, mortgage interest is interest paid on a mortgage to a person engaged in a trade or business originating mortgages in the course of that trade or business. A mortgage interest recipient is one who receives interest on a mortgage that was acquired in the course of a trade or business.

Mortgage interest is not subject to backup withholding rules, but is subject to reporting requirements under section 6050H. Generally, however, the reporting requirements do not apply if the payer of record is a nonresident alien individual who pays interest on a mortgage not secured by real property in the United States. Use Form W-8 or substitute statement to notify the mortgage interest recipient that the payer is a nonresident alien individual.

Portfolio Interest. - Generally, portfolio interest paid to a nonresident alien individual or foreign partnership, estate or trust is not subject to backup withholding rules. However, if interest is paid on portfolio investments to a beneficial owner that is neither a financial institution nor a member of a clearing organization, Form W-8 or substitute form is required.

Registered obligations not targeted to foreign markets qualify as portfolio interest not subject to 30% withholding, but require the filing of Form W-8 or substitute form. See Instructions to Withholding Agents on this page for reporting rules.

See Pub. 515, Withholding of Tax on Nonresident Aliens and Foreign Corporations, for registered obligations targeted to foreign markets and when Form W-8 or substitute form is not required on these payments.

Bearer Obligations. - The interest from bearer obligations targeted to foreign markets is treated as portfolio interest and is not subject to 30% withholding. Form W-8 or substitute form is not required.

Dividends. - Any distribution or payment of dividends by a U.S. corporation sent to a foreign address is subject to the 30% (or lower treaty) withholding rate, but is not subject to backup withholding. Also, there is no backup withholding on dividend payments made to a foreign person by a foreign corporation. However, the 30% withholding (or lower treaty) rate applies to dividend payments made to a foreign person by a foreign corporation if:

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o  25% or more of the foreign corporation's gross income for the three preceding taxable years was effectively connected with a U.S. trade or business, and

o The corporation was not subject to the branch profits tax because of an income tax treaty (see section 884(e)).

If a foreign corporation makes payments to another foreign corporation, the recipient must be a qualified resident of its country of residence to benefit from that country's tax treaty.

Broker or Barter Exchanges. - Income from transactions with a broker or barter exchanges is subject to reporting rules and backup withholding unless Form W-8 or substitute form is filed to notify the broker or barter exchange that you are an exempt foreign person as defined on page 1.

Specific Instructions

Name of Owner. - If Form W-8 is being filed for portfolio interest, enter the name of the beneficial owner.

U.S. Taxpayer Identification Number. - If you have a U.S. taxpayer identification number, enter your number in this space (see the discussion earlier).

Permanent Address. - Enter your complete address in the country where you reside permanently for income tax purposes.

If you are:                     Show the address of:
An individual...................Your permanent residence

A partnership or corporation....Principal office

An estate or trust..............Permanent residence or principal office of any fiduciary

Also show your current mailing address if it differs from your permanent address.

Account Information (optional). - If you have more than one account (savings, certificate of deposit, pension, IRA, etc.) with the same payer, list all account numbers and types on one Form W-8 or substitute form unless your payer requires you to file a separate certificate for each account.

If you have more than one payer, file a separate Form W-8 with each payer.

Signature. - If only one foreign person owns the account(s) listed on this form, that foreign person should sign the Form W-8.

If each owner of a joint account is a foreign person, each should sign a separate Form W-8.

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Notice of Change in Status. - If you become a U.S. citizen or resident after you have filed Form W-8 or substitute form, or you cease to be an exempt foreign person, you must notify the payer in writing within 30 days of your change in status.

To notify the payer, you may check the box in the space provided on this form or use the method prescribed by the payer.

Reporting will then begin on the account(s) listed and backup withholding may also begin unless you certify to the payer that:
(1) The U.S. taxpayer identification number you have given is correct, and
(2) The Internal Revenue Service has not notified you that you are subject to backup withholding because you failed to report certain income.

You may use Form W-9, Request for Taxpayer Identification Number and Certification, to make these certifications.

If an account is no longer active, you do not have to notify a payer of you change in status unless you also have another account with the same payer that is still active.

False Certificate. - If you file a false certificate when you are not entitled to the exemption from withholding or reporting, you may be subject to fines and/or imprisonment under U.S. perjury laws.

Instructions to Withholding Agents

Withholding Agent. - Generally, the person responsible for payment of the items discussed above to a nonresident alien individual or foreign entity is the withholding agent (see Pub. 515).

Retention of Statement. - Keep Form W-8 or substitute form in your records for at least four years following the end of the last calendar year during which the payment is paid or collected.

Portfolio Interest. - Although registered obligations not targeted to foreign markets are not subject to 30% withholding, you must file Form 1042S, Foreign Person's U.S. Source Income Subject to Withholding, to report the interest payment. Both Form 1042S and a copy of Form W-8 or substitute form must be attached to Form 1042, Annual Withholding Tax Return for U.S. Source Income of Foreign Persons.

* U.S. GPO: 1992-315-087

(11/92)
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Quick telephone reference

Selling Agent
American Express Bank International

Region Offices
101 East 52nd Street
29th Floor
New York, NY 10022
(212) 415-9500

1221 Brickell Avenue
8th Floor
Miami, FL 33131
(305) 350-2502

Selling Agent
Coutts & Co. (USA) International
421 North Rodeo Drive
Penthouse 1
Beverly Hills, CA 90210-4539
(213) 612-2244

AMERICAN
EXPRESS
Financial
Advisors

American Express
Stock Market Certificate
IDS Tower 10
Minneapolis, MN  55440-0010

American Express Financial Advisors Inc., Member SIPC.
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